As filed with the Securities and Exchange Commission on November 30, 1995.

                                                               File Nos.
                                                               33-9994
                                                               811-4894

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  Form N- 1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre- Effective Amendment No.

   Post Effective Amendment No. 13                  (X)

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No. 14                                 (X)

                            FRANKLIN MANAGED TRUST
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
             (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (415) 312- 2000

       Harmon E. Burns, 777 Mariners Island Blvd., San Mateo, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)
[ ]  on [Date] pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(i)
[x]  on February 1, 1996 pursuant to paragraph (a)(i)
[ ]  75 days after filing pursuant to paragraph (a)(ii)
[ ]  on [Date] pursuant to paragraph (a)(ii) of rule 485





Calculation of Registration Fee Under the Securities Act of 1933

Title of                      Proposed                            Amount
Securities   Amount           Maximum            Proposed         of
Being         Being          Offering Price     Aggregate       Offering
Registered   Registered*      Per Share          Price*           Fee*
________________________________________________________________
Beneficial   3,341,696    $24.00              $289,992            $100
Interest________________________________________________________

*Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24e-2. 6,876,787 shares were redeemed during the fiscal year ended September 30, 1995. 3,547,174 shares were used for reductions pursuant to Paragraph (d) of Rule 24f-2 during the current year. 3,329,613 shares is the amount of redeemed shares used for reduction in this amendment. Pursuant to 457(d) under the Securities Act of 1933, the maximum public offering price of $24.00 per share on November 17, 1995, is the price used as the basis for these calculations. The maximum public offering price per share varies and, thus, may be higher or lower than $24.00 in the future. While no fee is required for the 3,329,613 shares, the registrant has elected to register, for $100, an additional $289,992 of shares (approximately 12,083 shares at $24.00 per share).


                            FRANKLIN MANAGED TRUST
                            CROSS REFERENCE SHEET

                                  FORM N-1A

                  Part A: Information Required in Prospectus
                       (Franklin Rising Dividends Fund)

   N-1A                                         Location in
   Item No.      Item                           Registration Statement

   1.            Cover Page                     Cover Page

   2.            Synopsis                       "Expense Table"

   3.            Condensed Financial            "Financial Highlights - How has
                 Information                    the Fund Performed?"; "How Does
                                                the Fund Measure Performance?"

   4.            General Description of         "What is the Franklin Managed
                 Registrant                     Trust?"; "How Does the Fund
                                                Invest Its Assets?"; "General
                                                Information"

   5.            Management of the Fund         "Who Manages the Fund?"

   5A.           Managements Discussion of      Contained in Registrant's Annual
                 Fund Performance               Report to Shareholders

   6.            Capital Stock and Other        "What Distributions Might I
                 Securities                     Receive From the Fund?"; "How
                                                Taxation Affects You and the
                                                Fund?"; "General Information";
                                                "Registering Your Account"

   7.            Purchase of Securities Being   "How Do I Buy Shares?"; "How Are
                 Offered                        Fund Shares Valued?"; "What
                                                Programs and Privileges are
                                                Available to Me as a
                                                Shareholder?"

   8.            Redemption or Repurchase       "How Do I Sell Shares?"; "What
                                                if my Investment Outlook
                                                Changes? - Exchange Privilege";
                                                "How Does the Fund Measure
                                                Performance?"; "How do I Get
                                                More Information About My
                                                Investment?"; "General
                                                Information"; "Telephone
                                                Transactions"

   9.            Pending Legal Proceedings      Not Applicable


                            FRANKLIN MANAGED TRUST
                            CROSS REFERENCE SHEET

                                  FORM N-1A

                  Part A: Information Required in Prospectus
                   (Franklin Investment Grade Income Fund)

   N-1A                                         Location in
   Item No.      Item                           Registration Statement

   1.            Cover Page                     Cover Page

   2.            Synopsis                       "Expense Table"

   3.            Condensed Financial            "Financial Highlights - How has
                 Information                    the Fund Performed?"; "How Does
                                                the Fund Measure Performance?"

   4.            General Description of         "What is the Franklin Managed
                 Registrant                     Trust?"; "How Does the Fund
                                                Invest Its Assets?"; "General
                                                Information"

   5.            Management of the Fund         "Who Manages the Fund?"

   5A.           Managements Discussion of      Contained in Registrant's Annual
                 Fund Performance               Report to Shareholders

   6.            Capital Stock and Other        "What Distributions Might I
                 Securities                     Receive From the Fund?"; "How
                                                Taxation Affects You and the
                                                Fund?"; "General Information";
                                                "Registering Your Account"

   7.            Purchase of Securities Being   "How Do I Buy Shares?"; "How Are
                 Offered                        Fund Shares Valued?"; "What
                                                Programs and Privileges are
                                                Available to Me as a
                                                Shareholder?"


   8.
                 Redemption or Repurchase       "How Do I Sell Shares?"; "What
                                                if my Investment Outlook
                                                Changes? - Exchange Privilege";
                                                "How Does the Fund Measure
                                                Performance?"; "How do I Get
                                                More Information About My
                                                Investment?"; "General
                                                Information"; "Telephone
                                                Transactions"

   9.            Pending Legal Proceedings      Not Applicable

                            FRANKLIN MANAGED TRUST
                            CROSS REFERENCE SHEET

                                  FORM N-1A

                  Part A: Information Required in Prospectus
                 (Franklin Corporate Qualified Dividend Fund)

   N-1A                                         Location in
   Item No.      Item                           Registration Statement

   1.            Cover Page                     Cover Page

   2.            Synopsis                       "Expense Table"

   3.            Condensed Financial            "Financial Highlights - How has
                 Information                    the Fund Performed?"; "How Does
                                                the Fund Measure Performance?"

   4.            General Description of         "What is the Fund?"; "How Does
                 Registrant                     the Fund Invest its Assets?";
                                                "General Information"

   5.            Management of the Fund         "Who Manages the Fund?"

   5A.           Managements Discussion of      Contained in Registrant's Annual
                 Fund Performance               Report to Shareholders

   6.            Capital Stock and Other        "What Distributions Might I
                 Securities                     Receive From the Fund?"; "How
                                                Taxation Affects You and the
                                                Fund?"; "General Information";
                                                "Registering Your Account"

   7.            Purchase of Securities Being   "How Do I Buy Shares?"; "How Are
                 Offered                        Fund Shares Valued?"; "What
                                                Programs and Privileges are
                                                Available to Me as a
                                                Shareholder?"

   8.            Redemption or Repurchase       "How Do I Sell Shares?"; "What
                                                if my Investment Outlook
                                                Changes? - Exchange Privilege";
                                                "How Does the Fund Measure
                                                Performance?"; "How do I Get
                                                More Information About My
                                                Investment?"; "General
                                                Information"; "Telephone
                                                Transactions"

   9.            Pending Legal Proceedings      Not Applicable


                       Part B: Information Required in
                     Statement of Additional Information

10.              Cover Page                    Cover Page

11.              Table of Contents             Contents

12.              General Information and       "General Information"
                 History

13.              Investment Objectives and     "How Do the Funds Invest Their
                 Policies                     Assets?" "Investment Restrictions"

14.              Management of the Registrant  "Trustees and Officers";
                                               "Investment Advisory and Other
                                               Services"

15.              Control Persons and           "Trustees and Officers";
                 Principal Holders of          "Investment Advisory and Other
                 Securities                    Services"

16.              Investment Advisory and       "Investment Advisory and Other
                 Other Services                Services"

17.              Brokerage Allocation and      "How Do the Funds Purchase
                 Other Practices               Securities For Their Portfolio?"

18.              Capital Stock and Other       "How Do I Buy and Sell Shares?";
                 Securities                    "How are Fund Shares Valued?"

19.              Purchase, Redemption and      "How Do I buy and Sell Shares?";
                 Pricing of Securities Being   "Financial Statements"
                 Offered

20.              Tax Status                    "Additional Information Regarding
                                               Taxation"

21.              Underwriters                  "The Trust's Underwriter"

22.              Calculation of Performance    "General Information"
                 Data

23.              Financial Statements          "Financial Statements"

FRANKLIN RISING
DIVIDENDS FUND

FRANKLIN MANAGED TRUST



PROSPECTUS FEBRUARY 1, 1996



777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

Franklin Managed Trust (the "Trust") is a diversified, open-end management investment company consisting of three separate series. This Prospectus pertains only to the Franklin Rising Dividends Fund (the "Fund").

The objective of the Fund is to seek long-term capital appreciation primarily through investment in the equity securities of companies that have paid consistently rising dividends over the past ten years. Preservation of capital is also an important consideration. The Fund seeks current income incidental to long-term capital appreciation.



The Fund offers two classes of shares: Franklin Rising Dividends Fund - Class I ("Class I") and Franklin Rising Dividends Fund - Class II ("Class II"). You can choose between Class I shares, which generally bear a higher front-end sales charge and lower ongoing Rule 12b-1 distribution fees ("Rule 12b-1 fees"), and Class II shares, which generally have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. You should consider the differences between the two classes, including the impact of sales charges and Rule 12b-1 fees, in choosing the more suitable class given your anticipated investment amount and time horizon. See "How Do I Buy Shares? - Differences Between Class I and Class II."

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that you should know before investing. After reading the Prospectus, you should retain it for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.

A Statement of Additional Information (the "SAI") concerning the Trust, dated February 1, 1996, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/ Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.

CONTENTS                                       PAGE

Expense Table



Financial Highlights - How Has the Fund Performed?

What Is the Franklin Managed Trust?

How Does the Fund Invest Its Assets?

Who Manages the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges Are
  Available to Me as a Shareholder?

What If My Investment Outlook
 Changes? - Exchange Privilege

How Do I Sell Shares?




Telephone Transactions



How Are Fund Shares Valued?

How Do I Get More Information About
  My Investment?

How Does the Fund Measure Performance?



General Information



Registering Your Account



Important Notice Regarding
  Taxpayer IRS Certifications

EXPENSE TABLE



The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on the aggregate operating expenses of each class for the fiscal year ended September 30, 1995.



                                                 CLASS I         CLASS II
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)           4.50%           1.00%+
Deferred Sales Charge                           NONE*           1.00%**
Exchange Fee (per transaction)                 $5.00***        $5.00***
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                 0.75%            0.75%
12b-1 Fees                                      0.46%+         0.93%++,+
Other Expenses:
  Shareholder Servicing Costs                   0.09%            0.09%
  Reports to Shareholders                       0.06%            0.06%
  Other                                         0.07%            0.07%
                                                -----            -----
Total Other Expenses                            0.22%            0.22%
                                                -----            -----
Total Fund Operating Expenses                   1.43%            1.90%
                                                =====            =====

+Although Class II has a lower front-end sales charge than Class I, over time the higher Rule 12b-1 fees for Class II may cause you to pay more for Class II shares than for Class I shares. Given the maximum front-end sales charge and the rate of Rule 12b-1 fees of each class, it is estimated that this will take less than six years if you maintain total shares valued at less than $100,000 in the Franklin Templeton Funds. If your investments in the Franklin Templeton Funds are valued at $100,000 or more you will reach the crossover point more quickly. See "How Do I Buy Shares? - Purchase Price of Fund Shares" for the definition of "Franklin Templeton Funds" and similar references.

*Class I investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of investment. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

**Class II shares redeemed within a "contingency period" of 18 months of the calendar month of investment are subject to a 1% contingent deferred sales charge. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

***$5.00 fee imposed only on Timing Accounts as described under "What If My Investment Outlook changes? - Exchange Privilege." All other exchanges are processed without a fee.

++Annualized. The maximum amount of Rule 12b-1 fees allowed pursuant to the Class II distribution plan is 1.00%. See "Who Manages the Fund? - Plans of Distribution."

+Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.



You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.



EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge and applicable contingent deferred sales charges, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                 ONE YEAR     THREE YEARS    FIVE YEARS         TEN YEARS
Class I            $59*           $88           $120              $209
Class II           $39            $69           $112              $230

*Assumes that a contingent deferred sales charge will not apply to Class I shares.



You would pay the following expenses on the same investment assuming no redemption:



                ONE YEAR       THREE YEARS     FIVE YEARS      TEN YEARS
Class II        $29            $69             $112            $230



THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are paid by the Fund and borne by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS - HOW HAS THE FUND PERFORMED?


Set forth below is a table containing the financial highlights for a share of Class I of the Fund from the effective date of the registration statement through each of the fiscal years ended December 31, 1992, for the nine-month period ended September 30, 1993 (annualized as a result of a change in fiscal year end from December to September) and for the two fiscal years ended September 30, 1995, and for a share of Class II for the period May 1, 1995 to September 30, 1995. The information for each of the fiscal periods from January 1, 1991 to September 30, 1995, has been audited by Tait, Weller and Baker, independent auditors, whose audit report appears in the financial statements in the Fund's Annual Report to Shareholders dated September 30, 1995. The remaining figures, which are also audited, are not covered by the auditors' current report. See "Reports to Shareholders" under "General Information."





                        Per Share Operating Performance                                            Ratios/Supplemental Data

         Net Asset            Net Realized           Distributions Net Asset       Net Assets  Ratio of    Ratio of
         Value at     Net     & Unrealized Total From   From Net    Values          at End     Expenses   Net Income  Portfolio
 Year    Beginning Investment Gain (Loss)  Investment  Investment   at End  Total   of Year   to Average  to Average  Turnover
 Ended   of Year   Income    on SecuritiesOperations    Income     of Year  Return+ (In 000's) Net Assets Net  Assets   Rate

1987**   $10.00     $0.28      $(1.370)    $(1.090)    $(0.190)     $8.72   (11.25)%    $33,418    1.79%*     3.06%*     44.57%
1988++     8.72      0.33        1.280       1.610      (0.320)     10.01    18.80       31,792    1.62       3.44       18.19
1989      10.01      0.37        1.560       1.930      (0.360)     11.58    19.60       40,550    1.70       3.28       26.87
1990      11.58      0.33       (0.310)      0.020      (0.390)     11.21      .26       39,907    1.60       2.99       28.87
1991      11.21      0.28        3.720       4.000      (0.300)     14.91    35.95       71,380    1.53       2.16       16.83
1992      14.91      0.24        1.290       1.530      (0.260)     16.18    10.38      197,804    1.46       1.67       12.73
1993***   16.18      0.19       (0.745)     (0.555)     (0.195)     15.43    (3.43)     356,708    1.40*      1.73*      11.48
1994      15.43      0.28       (0.800)     (0.520)     (0.240)     14.67    (3.38)     261,461    1.43       1.81       25.75
1995      14.67      0.33        2.608       2.938      (0.298)     17.31    20.32      260,917    1.43       2.10       14.60
Class II Shares
1995+++  15.47       0.11        1.826       1.936      (0.126)     17.28    12.56        1,060    1.90*      1.92       14.60



*Annualized

**For the period January 14, 1987 (effective date of registration) to December 31, 1987.

***For the period ended September 30, 1993.

+Total return measures the change in value of an investment over the periods indicated. It does not include the maximum initial sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value.

++On June 28, 1988, the investment manager changed from L.F. Rothschild Fund Management, Inc. to Franklin Advisers, Inc.

+++For the period May 1, 1995 to September 30, 1995.








WHAT IS THE FRANKLIN MANAGED TRUST?

The Trust is a diversified, open-end management investment company commonly called a "mutual fund" consisting of three separate portfolios. Each portfolio or fund is a separate series of shares of beneficial interest. The Trust was organized as a Massachusetts Business Trust on July 1, 1986 and registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund has two classes of shares of beneficial interest ("multiclass" structure) with a par value of $.01: Franklin Rising Dividends Fund Class I and Franklin Rising Dividends Fund Class II. All Fund shares outstanding before May 1, 1995 have been redesignated as Class I shares and will retain their previous rights and privileges, except for legally required modifications to shareholder voting procedures, as discussed in "General Information - Organization and Voting Rights."

You may purchase shares of the Fund (minimum investment of $100 initially and $25 thereafter) at the current public offering price. The current public offering price of the Class I shares is equal to the net asset value (see "How Are Fund Shares Valued?" in this Prospectus and the SAI), plus a variable sales charge not exceeding 4.50% of the offering price depending upon the amount invested. The current public offering price of the Class II shares is equal to the net asset value, plus a sales charge of 1% of the amount invested. See "How Do I Buy Shares?")

HOW DOES THE FUND INVEST ITS ASSETS?




The objective of the Fund is long-term capital appreciation. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Preservation of capital, while not an objective, is also an important consideration. Incidental to seeking its investment objective of long-term capital appreciation, the Fund seeks current income.

The Fund seeks to achieve its investment objective of long-term capital appreciation by investing at least 65% of its total assets in financially sound companies that have paid consistently rising dividends (as described below) based on the investment philosophy of the Fund's investment manager, Franklin Advisers, Inc. ("Advisers" or the "Manager"), that the securities of such companies, because of their dividend record, have a strong potential to increase in value. The Fund diversifies its investments among different companies in different industry segments with no more than 25% of the Fund's portfolio concentrated in any one industry. Normally, the Fund's investments are in common stocks, securities convertible into common stocks, or rights or warrants to subscribe for or purchase common stocks. However, in any period of stock market weakness or of uncertain market or economic conditions as determined by the Manager, the Fund may establish a defensive position to preserve capital by temporarily having all or a part of its assets invested in short-term, fixed-income securities or retained in cash or cash equivalents. Such investments would include U.S. government securities, bank certificates of deposit, bankers' acceptances and high-quality commercial paper issued by domestic corporations.

As a fundamental policy, under normal market conditions at least 65% of the Fund's portfolio is invested in the securities of companies that meet the following criteria:

CONSISTENT DIVIDEND INCREASES - A company should have increased its dividend in at least eight out of the last ten years with no year showing a decrease.

SUBSTANTIAL DIVIDEND INCREASES - A company must have increased its dividend at least 100% over the past ten years.

REINVESTED EARNINGS - Dividend payout should be less than 65% of current earnings (except for utility companies).

STRONG BALANCE SHEET - Long-term debt should be no more than 30% of total capitalization (except for utility companies).

ATTRACTIVE PRICE - The current price should either be in the lower half of the stock's price/earnings ratio range for the past ten years or less than the current market price/earnings ratio of the stocks comprising the Standard & Poor's 500 Stock Index. This criterion applies only at time of purchase.

The remaining 35% of the Fund's assets typically are invested in dividend-paying equity securities with similar characteristics that may not meet all of the criteria listed above.



The Fund's manager also considers other factors, such as return on shareholder's equity, rate of earnings growth and anticipated price/earnings ratios, in selecting investments for the Fund.



The Fund's Manager believes, however, that a focus on companies with a pattern of rising dividends will help the Fund attain its objective of long-term capital appreciation. In addition, because capital preservation is an important consideration, the Manager also reviews a company's stability and the strength of its balance sheet in selecting among eligible growth companies generally. There is, of course, no assurance that the Fund will achieve its objective due to the market risks inherent in any investment program. Moreover, the net asset value per share of the Fund will fluctuate as the market value of its investment portfolio fluctuates.

The Fund may purchase American Depository Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank.

SOME OF THE FUND'S OTHER INVESTMENT POLICIES







REPURCHASE AGREEMENTS. For temporary defensive purposes, or as an interim investment pending longer-term investment in securities meeting the Fund's special criteria, the Fund may engage in repurchase transactions in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Fund's Board and will be held pursuant to a written agreement.

ILLIQUID INVESTMENTS. It is the policy of the Fund that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities) or restricted securities may not constitute, at the time of purchase or at any time, more than 10% of the value of the total net assets of the Fund.




INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions, which are described fully in the SAI. One of these restrictions states that the Fund may borrow money only from banks for temporary or emergency purposes in amounts not to exceed 15% of the Fund's total assets, and that additional investments may not be made while any amounts borrowed are in excess of 5% of the Fund's total assets. These investment restrictions are fundamental policies which may be changed only by a majority vote of the Fund's outstanding shares. For a list of these restrictions and more information concerning the policies discussed herein, please see "How Does the Fund Invest Its Assets? and "Investment Restrictions" in the SAI.

HOW YOU PARTICIPATE IN
THE RESULTS OF THE FUND'S ACTIVITIES

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. If the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, you may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets. A decline in the market, expressed for example by a drop in the Dow Jones Industrials or the Standard & Poor's 500 average or any other equity based index, may also be reflected in declines in the Fund's share price. History reflects both increases and decreases in the valuation of the market, and these may reoccur unpredictably in the future.

WHO MANAGES THE FUND?

The Board of Trustees (the "Board") has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

The Board has carefully reviewed the multiclass structure to ensure that no material conflict exists between the two classes of shares. Although the Board does not expect to encounter material conflicts in the future, the Board will continue to monitor the Fund and will take appropriate action to resolve such conflicts if any should arise.



In developing the multiclass structure, the Fund has retained the authority to establish additional classes of shares. It is the Fund's present intention to offer only two classes of shares, but new classes may be offered in the future.




Advisers serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert
H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $77 billion.

The team responsible for the day-to-day management of the Fund's portfolio is:
Bruce C. Baughman and William Lippman since inception and Margaret McGee since 1988.

            Bruce C. Baughman
            Portfolio Manager of Advisers

            Mr. Baughman holds a bachelor of arts degree from Stanford University and a master's degree in science - accounting from New York University. He has been with Advisers since 1988. Mr. Baughman is a member of several securities industry-related committees and associations.

            William Lippman
            Senior Vice President of Advisers

            Mr. Lippman holds a bachelor's degree in business administration from City College New York and a master's degree in business administration from the Graduate School of Business Administration of New York University. He has been with Advisers since 1988.

            Margaret McGee
            Portfolio Manager of Advisers

            Ms. McGee holds a bachelor of arts degree from William Patterson College. She has been with Advisers since 1988




Pursuant to a management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business.




During the fiscal year ended September 30, 1995, management fees totaling 0.75% of the average daily net assets of the Fund were paid to Advisers. The management fee rate is higher than the management fees paid by most mutual funds although the Board believes it to be comparable to fees paid by many funds having similar investment objectives and policies, and reasonable in light of the level of services provided by the Manager.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund as factors in selecting a broker. Further information is included under "How Does the Trust Purchase Securities for Its Portfolio?" in the SAI.




Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.



During the fiscal year ended September 30, 1995, expenses borne by Class I shares of the Fund, including fees paid to Advisers and to Investor Services, totaled 1.43% of the average daily net assets of Class I. For the period May 1, 1995 through September 30, 1995, expenses borne by Class II shares of the Fund, including fees paid to Advisers and to Investors Services, totaled 1.90% of the average daily net assets of Class II.

PLANS OF DISTRIBUTION

A separate plan of distribution has been approved and adopted for each class ("Class I Plan" and "Class II Plan," respectively, or "Plan(s)") pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 fees charged to each class are based solely on the distribution and, with respect to the Class II Plan, servicing fees attributable to that particular class. Under either plan, the portion of fees remaining after payment to securities dealers or others for distribution or servicing may be paid to Distributors for routine ongoing promotion and distribution expenses incurred with respect to such class. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares

The maximum amount which the Fund may reimburse to Distributors or others under the Class I Plan for distribution expenses is 0.25% per annum of Class I's average daily net assets, payable on a monthly basis. In addition, pursuant to the Class I Plan, the Fund may pay Distributors or others a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. The total amount of service fees paid by the Fund shall not exceed 0.25% per annum of Class I's average daily net assets. Such payments are made pursuant to distribution and/or service agreements entered into between such service providers and Distributors or the Fund directly. The maximum amount which the Fund may pay on a yearly basis for the promotion and distribution of shares, including service fees, under the Class I Plan is 0.50% per annum of the average daily net assets of the Fund. Payments in excess of reimbursable expenses under the Class I Plan in any year must be refunded. Further, expenses of Distributors, other than for service fees, in excess of 0.25% per annum of the Fund's average daily net assets that otherwise qualify for payment may not be carried forward into successive annual periods.

Under the Class II Plan, the Fund pays to Distributors distribution and related expenses up to 0.75% per annum of Class II's average daily net assets, payable quarterly. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the class. All expenses of distribution, marketing and related services over that amount will be borne by Distributors or others who have incurred them, without reimbursement by the Fund. In addition, the Class II Plan provides for an additional payment by the Fund of up to 0.25% per annum of Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, or similar activities related to furnishing personal services and/or maintaining shareholder accounts.

Either Distributors or one of its affiliates may pay, from its own resources, a commission of up to 1% of the amount invested to securities dealers who initiate and are responsible for purchases of Class II shares. During the first year following the purchase of Class II shares, Distributors will retain a portion of Class II's Rule 12b-1 fees equal to 0.75% per annum of Class II's average daily net assets to partially recoup fees Distributors pays to securities dealers in connection with initial purchases of Class II shares.

Both Plans cover any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plans are included in the maximum operating expenses which may be borne by each class of the Fund. For more information please see "The Fund's Underwriter" in the SAI.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?


You may receive two types of distributions from the Fund:




1. INCOME DIVIDENDS. The Fund receives income in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

DISTRIBUTIONS TO EACH CLASS OF SHARES



According to the requirements of the Internal Revenue Code of 1986, as amended (the "Code), dividends and capital gains will be calculated and distributed in the same manner for Class I and Class II shares. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees.

DISTRIBUTION DATE

Although subject to change by the Trust's Board of Trustees, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends payable quarterly in March, June, September and December for shareholders of record on the last business day of the preceding month, payable on or about the 15th day of the following month. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. Fund shares are quoted ex-dividend on the first business day following the record date. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

In order to be entitled to a dividend, you must have acquired Fund shares prior to the close of business on the record date. If you are considering purchasing Fund shares shortly before the record date of a distribution, you should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of your investment, it may be taxable as dividend income or capital gain.

DISTRIBUTION OPTIONS

You may choose to receive your distributions from the Fund in any of these ways:

1.PURCHASE ADDITIONAL SHARES OF THE FUND - You may purchase additional shares of the same class of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. If you are a Class II shareholder, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2.PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). If you are a Class II shareholder, you may also direct your distributions to purchase Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3.RECEIVE DISTRIBUTIONS IN CASH - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF NO OPTION IS SELECTED, DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN THE SAME CLASS OF THE FUND. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the record date for the Fund to process the new option.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For additional information on tax matters relating to the Fund and its shareholders, see "Additional Information Regarding Taxation" in the SAI.



Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or a loss. Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.




100% of the income dividends paid by the Fund for the fiscal year ended September 30, 1995 qualified for the corporate dividends-received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.




Corporate shareholders should note that dividends paid by the Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by the Fund as a dividend will not qualify for the dividends-received deduction.

Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless the Fund shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the federal alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in the Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from the Fund and the application of foreign tax laws to these distributions.

Shareholders should consult their tax advisors with respect to the applicability of state and local intangible property or income taxes to their shares in the Fund and to distributions and redemption proceeds received from the Fund.



HOW DO I BUY SHARES?

Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors. The use of the term "securities dealer" shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.



The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares.

DIFFERENCES BETWEEN CLASS I AND CLASS II.



Class I and Class II shares differ in the amount of their front-end sales charges and Rule 12b-1 fees, as well as the circumstances under which the contingent deferred sales charge applies. Generally, Class I shares have higher front-end sales charges than Class II shares and comparatively lower Rule 12b-1 fees. Voting rights of each class will be the same on matters affecting the Fund as a whole, but each class will vote separately on matters affecting only shareholders of that class. See "General Information - Organization and Voting Rights."

CLASS I. All Fund shares outstanding before the implementation of the multiclass structure have been redesignated as Class I shares, and will retain their previous rights, and privileges. Class I shares are generally subject to a variable sales charge upon purchase and may be purchased at a reduced front-end sales charges or at net asset value if certain conditions are met. In most circumstances, contingent deferred sales charges will not be assessed against redemptions of Class I shares. Class I shares are subject to Rule 12b-1 fees of up to a maximum of 0.50% per annum of average daily net assets of the class. See "Who Manages the Fund?" and "How Do I Sell Shares?" for more information.

CLASS II. Class II shares are subject to a front-end sales charge of 1% of the amount invested and a contingent deferred sales charge of 1% if shares are redeemed within 18 months of the calendar month of purchase. In addition, Class II shares are subject to Rule 12b-1 fees of up to a maximum of 1% per annum of the average daily net assets of Class II shares, 0.75% of which will be retained by Distributors during the first year of investment.

DECIDING WHICH CLASS TO PURCHASE

You should carefully evaluate your anticipated investment amount and time horizon prior to determining which class of shares to purchase. Generally, if you expect to invest less than $100,000 in the Franklin Templeton Funds and to make substantial redemptions within approximately six years or less of investment, you should consider purchasing Class II shares. However, the higher annual Rule 12b-1 fees on Class II shares will result in higher operating expenses (which will accumulate over time to outweigh the difference in front-end sales charges) and lower income dividends for Class II shares,. For this reason, Class I shares may be more attractive to you if you plan to invest in the Fund over the long-term, even if no sales charge reductions are available to you.

If you qualify to purchase Class I shares at reduced sales charges, you should seriously consider purchasing Class I shares, especially if you intend to hold your shares approximately six years or more. If you qualify to purchase Class I shares at reduced sales charges but intend to hold your shares less than approximately six years, you should evaluate whether it is more economical to purchase Class I shares through a Letter of Intent or under Rights of Accumulation or other means, rather than purchasing Class II shares. IF YOU ARE INVESTING $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO PURCHASE CLASS I SHARES AT NET ASSET VALUE, YOU MAY NOT PURCHASE CLASS II SHARES. See "Purchases at Net Asset Value" and "Descriptions of Special Net Asset Value Purchases" below for a discussion of when you may purchase shares at net asset value.

Each class represents the same interest in the investment portfolio of the Fund and has the same rights, except that each class has a different front-end sales charge, bears the separate expenses of its Rule 12b-1 distribution plan, and has exclusive voting rights with respect to such plan. The two classes also have separate exchange privileges.

Purchases of Class II shares are limited to purchases below $1 million. Any purchase of $1 million or more will automatically be invested in Class I shares, since that is considered more beneficial to you. Such purchases, however, may be subject to a contingent deferred sales charge. You may exceed $1 million in Class II shares by cumulative purchases over a period of time. If you intend to make investments exceeding $1 million, however, you should consider purchasing Class I shares through a Letter of Intent instead of purchasing Class II shares.

Each class has a separate schedule for compensating securities dealers for selling Fund shares. You should take all of the factors regarding an investment in each class into account before deciding which class of shares to purchase. There are no conversion features attached to either class of shares.



PURCHASE PRICE OF FUND SHARES



WHEN PLACING PURCHASE ORDERS, YOU SHOULD CLEARLY INDICATE WHICH CLASS OF SHARES YOU INTEND TO PURCHASE. A PURCHASE ORDER THAT FAILS TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS I SHARES.

Shares of both classes of the Fund are offered at their respective public offering prices, which are determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after your securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from you directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check).

CLASS I. The sales charge for Class I shares is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "How Are Fund Shares Valued?"

Set forth below is a table showing front-end sales charges and dealer concessions for Class I shares.



                                                              TOTAL SALES CHARGE
                                                                    DEALER
                                                   AS A          CONCESSION
                                   AS A          PERCENTAGE          AS A
                                PERCENTAGE         OF NET         PERCENTAGE
    SIZE OF TRANSACTION         OF OFFERING        AMOUNT        OF OFFERING
     AT OFFERING PRICE             PRICE          INVESTED          PRICE*
     -----------------             -----          --------          ------
Less than $100,000                 4.50%            4.71%           4.00%
$100,000 but less than
$250,000                           3.75%            3.90%           3.25%
$250,000 but less than
$500,000                           2.75%            2.83%           2.50%
$500,000 but less than
$1,000,000                         2.25%            2.30%            2.00
$1,000,000 or more                 none             none        (see below)**

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. If 90% or more of the sales commission is allowed, such securities dealer may be deemed to be an underwriter under the Securities Act of 1933, as amended.

**The following commissions will be paid by Distributors, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 1.00% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.



No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Class I shares is determined by adding the amount of your current purchase plus the cost or current value (whichever is higher) of your existing investment in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.") Sales charge reductions based upon aggregate holdings of (a), (b) and (c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

OTHER PAYMENTS TO SECURITIES DEALERS. Either Distributors or one of its affiliates may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers), certain non-designated plans, certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more. See "Description of Special Net Asset Value Purchases" below and "How Do I Buy and Sell Shares? in the SAI.

CLASS II. Unlike Class I shares, the front-end sales charges and dealer concessions for Class II shares do not vary depending on the amount of purchase, as indicated in the table below.



                                                              TOTAL SALES CHARGE
                                                                    DEALER
                                                    AS A          CONCESSION
                                   AS A          PERCENTAGE          AS A
                                PERCENTAGE         OF NET         PERCENTAGE
    SIZE OF TRANSACTION         OF OFFERING        AMOUNT        OF OFFERING
     AT OFFERING PRICE             PRICE          INVESTED          PRICE
Any amount (less than $1
million)                           1.00%            1.01%            1.00

*Either Distributors or one of its affiliates may make additional payments to securities dealers, out of its own resources, of up to 1% of the amount invested. During the first year following a purchase of Class II shares, Distributors will keep a portion of the Rule 12b-1 fees assessed to those shares to partially recoup fees Distributors pays to securities dealers.



Class II shares redeemed within 18 months of their purchase will be assessed a contingent deferred sales charge of 1% on the lesser of the then-current net asset value or the net asset value of such shares at the time of purchase, unless such charge is waived as described under "How Do I Sell Shares? - Contingent Deferred Sales Charge."

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Additional terms concerning the offering of the Fund's shares are included in the SAI under "How Do I Buy and Sell Shares?".

Certain officers and trustees of the Trust are also affiliated with Distributors. A detailed description is included under "Officers and Trustees" in the SAI.



QUANTITY DISCOUNTS IN SALES CHARGES -
CLASS I SHARES ONLY



Class I shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, you or your securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of your spouse, children under the age of 21, and grandchildren under the age of 21. The value of Class II shares you own may also be included for this purpose.

In addition, an investment in Class I shares may qualify for a reduction in the sales charge under the following programs:

1. RIGHTS OF ACCUMULATION. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.

2. LETTER OF INTENT. You may immediately qualify for a reduced sales charge on a purchase of Class I shares by completing the Letter of Intent section of the Shareholder Application (the "Letter"). By completing the Letter, you (i) express an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge, (ii) grant to Distributors a security interest in the reserved shares discussed below, and
(iii) irrevocably appoints Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. Purchases under the Letter will conform with the requirements of Rule 22d-1 under the 1940 Act. You or your securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING PROVISIONS BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION: Five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares registered in your name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements. Income and capital gain distributions on the reserved shares will be paid as you have directed. You will not be able to dispose of the reserved shares until the Letter has been completed or the higher sales charge paid. This policy of reserving shares does not apply to certain benefit plans described under "Descriptions of Special Net Asset Value Purchases." For more information, see "How Do I Buy and Sell Shares?" in the SAI.

Although the sales charges on Class II shares cannot be reduced through these programs, the value of Class II shares you own may be included in determining a reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.



GROUP PURCHASES OF CLASS I SHARES



If you are a member of a qualified group you may purchase Class I shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 3.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If you select a payroll deduction plan, subsequent investments will be automatic and will continue until such time as you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.



PURCHASES AT NET ASSET VALUE



Class I shares may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors, and full-time employees of the Fund, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including subsequent investments made by such parties after cessation of employment; (2) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (5) registered securities dealers and their affiliates, for their investment account only; (6) current employees of securities dealers and their affiliates and by their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliates; (7) insurance company separate accounts for pension plan contracts; (8) shareholders of Templeton Institutional Funds, Inc. reinvesting redemption proceeds from that fund under an employee benefit plan qualified under Section 401 of the Code, in shares of the Fund.

For either Class I or Class II, the same class of shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. IF A DIFFERENT CLASS OF SHARES IS PURCHASED, THE FULL FRONT-END SALES CHARGE MUST BE PAID AT THE TIME OF PURCHASE OF THE NEW SHARES. Under this privilege, you may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of the Fund redeemed in connection with an exchange into another fund (see "What If My Investment Outlook Changes? - Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge you a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

For either Class I or Class II, the same class of shares of the Fund or of another of the Franklin Templeton Funds may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gains distributions from investments in that class of shares of the Fund within 365 days of the payment date of such distribution. Class II shareholders may also direct these distributions for investment at net asset values in a Class I Franklin Templeton Fund. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distribution Options" under "What Distributions Might I Receive from the Fund?"



Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).



Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by anyone who has taken a distribution from an existing retirement plan already invested in the Franklin Templeton Funds including former participants of the Franklin Templeton Profit Sharing 401(k) plan, to the extent of such distribution. In order to exercise this privilege a written order for the purchase of shares of the Fund must be received by Franklin Templeton Trust Company (the "Trust Company"), the Fund or Investor Services, within 365 days after the plan distribution.

Class I shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. In connection with investments by eligible governmental authorities at net asset value made through a securities dealer who has executed a dealer agreement with Distributors, either Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact the Franklin Templeton Institutional Services Department for additional information.



DESCRIPTION OF SPECIAL NET ASSET VALUE PURCHASES



Class I shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by certain designated retirement plans, including profit sharing, pension, 401(k) and simplified employee pension plans ("designated plans"), subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by Distributors. Currently those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent 13-month period in the Fund or in any of the Franklin Templeton Investments totals at least $1,000,000. Employee benefit plans not designated above or qualified under Section 401 of the Code ("non-designated plans") may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups previously described under "Group Purchases of Class I Shares" which enable Distributors to realize economies of scale in its sales efforts and sales related expenses.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. These purchases are subject to minimum requirements with respect to the purchase amount, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.



Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested.



Please see "How Do I Buy and Sell Shares?" in the SAI for further information regarding net asset value purchases of Class I shares.

HOW DO I BUY SHARES IN CONNECTION WITH
TAX-DEFERRED RETIREMENT PLANS?

Shares of the Fund may be used for individual or employer-sponsored retirement plans involving tax-deferred investments. The Fund may be used as an investment vehicle for an existing retirement plan, or Trust Company may provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.



The Trust Company, an affiliate of Distributors, can serve as custodian or trustee for retirement plans. Brochures for the Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an application other than the one contained in this Prospectus must be used to establish a retirement plan account with the Trust Company. To obtain a retirement plan brochure or application, call 1-800/DIAL BEN (1-800/342-5236).



Please see "How Do I Sell Shares?" for specific information regarding redemptions from retirement plan accounts. Specific forms are required to be completed for distributions from Trust Company retirement plans.



Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisers concerning investment decisions within their plans.



GENERAL

Securities laws of states in which the Fund's shares are offered for sale may differ from federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.

WHAT PROGRAMS AND PRIVILEGES ARE
AVAILABLE TO ME AS A SHAREHOLDER?

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND IF YOUR SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT, OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE "REGISTERING YOUR ACCOUNT" IN THIS PROSPECTUS).



SHARE CERTIFICATES



Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in your name on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or your securities dealer.



CONFIRMATIONS



A confirmation statement will be sent to you quarterly to reflect the dividends reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.



AUTOMATIC INVESTMENT PLAN



The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, you can arrange to have money transferred automatically from your checking account to the Fund each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.



SYSTEMATIC WITHDRAWAL PLAN



The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1.PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2.RECEIVE PAYMENTS IN CASH - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you.

Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend a payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

ELECTRONIC FUND TRANSFERS

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.



INSTITUTIONAL ACCOUNTS

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.



WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Some funds, however, may not offer Class II shares. Class I shares may be exchanged for Class I shares of any of the other Franklin Templeton Funds. Class II shares may be exchanged for Class II shares of any of the other Franklin Templeton Funds. No exchanges between different classes of shares will be allowed. A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed. Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sales of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:

BY MAIL

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

BY TELEPHONE

YOU OR YOUR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF THE FUND BY TELEPHONE BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(R) SYSTEM (DAY OR NIGHT) AT 1-800/247-1753. IF YOU DO NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, YOU SHOULD NOTIFY THE FUND OR INVESTOR SERVICES.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

EXCHANGES THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "Exchanges By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

ADDITIONAL INFORMATION REGARDING EXCHANGES

Exchanges of the same class of shares are made on the basis of the net asset values of the class involved, except as set forth below. Exchanges of shares of a class which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund and the class of shares being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of Class I shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.



If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.



The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.



EXCHANGES OF CLASS I SHARES



The contingency period during which a contingent deferred sales charge may be assessed for Class I shares will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton Class I money market fund. If a Class I account has shares subject to a contingent deferred sales charge, Class I shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? -Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.



EXCHANGES OF CLASS II SHARES



When an account is composed of Class II shares subject to the contingent deferred sales charge, and Class II shares that are not, the shares will be transferred proportionately into the new fund. Shares received from reinvestment of dividends and capital gains are referred to as "free shares," shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured shares," and shares still subject to the contingent deferred sales charge are referred to as "CDSC liable shares." CDSC liable shares held for different periods of time are considered different types of CDSC liable shares. For instance, if you have $1,000 in free shares, $2,000 in matured shares, and $3,000 in CDSC liable shares, and you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares. Similarly, if CDSC liable shares have been purchased at different periods, a proportionate amount will be taken from shares held for each period. If, for example, you hold $1,000 in shares bought 3 months ago, $1,000 bought 6 months ago, and $1,000 bought 9 months ago, and you exchange $1,500 into the new fund, $500 from each of these shares will be deemed exchanged into the new fund.

The only money market fund exchange option available to Class II shareholders is the Franklin Templeton Money Fund II ("Money Fund II"), a series of the Franklin Templeton Money Fund Trust. No drafts (checks) may be written on Money Fund II accounts, nor may you purchase shares of Money Fund II directly. Class II shares exchanged for shares of Money Fund II will continue to age and a contingent deferred sales charge will be assessed if CDSC liable shares are redeemed. No other money market funds are available for Class II shareholders for exchange purposes. Class I shares may be exchanged for shares of any of the money market funds in the Franklin Templeton Funds except Money Fund II. Draft writing privileges and direct purchases are allowed on these other money market funds as described in their respective prospectuses.

To the extent shares are exchanged proportionately, as opposed to another method, such as first-in first-out, or free-shares followed by CDSC liable shares, the exchanged shares may, in some instances, be CDSC liable even though a redemption of such shares, as discussed elsewhere herein, may no longer be subject to a contingent deferred sales charge. The proportional method is believed by management to more closely meet and reflect the expectations of Class II shareholders in the event shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of shares redeemed or exchanged is determined under the Code without regard to the method of transferring shares chosen by the Fund.

RETIREMENT PLAN ACCOUNTS

Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."



TIMING ACCOUNTS



Accounts which are administered by allocation or market timing services to exchange shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.



RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.



The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Your purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors as indicated under "How Do I Buy Shares?" reserve the right to refuse any order for the purchase of shares.

TRANSFERS

Transfers between identically registered accounts in the same fund and class are treated as non-monetary and non-taxable events, and are not subject to a contingent deferred sales charge. The transferred shares will continue to age from the date of original purchase. Shares of each class will be transferred on the same basis as described above for exchanges.

CONVERSION RIGHTS

It is not presently anticipated that Class II shares will be convertible to Class I shares. You may, however, sell Class II shares and use the proceeds to purchase Class I shares, subject to all applicable sales charges.

HOW DO I SELL SHARES?

You may liquidate your shares at any time and receive from the Fund the value of the shares. You may redeem shares in any of the following ways:

BY MAIL

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the class of shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share of each class is determined as of the scheduled close of the New York Stock Exchange (the "Exchange") (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number(s) where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.



TO BE CONSIDERED IN PROPER FORM, SIGNATURE(S) MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;




(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;



(4) share certificates, if the redemption proceeds are in excess of $50,000;
     or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.



Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signature(s) guaranteed as referenced above. For your own protection, please send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.



Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation, and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s), and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.



Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

BY TELEPHONE

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts." You may obtain additional information about telephone redemptions by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. THE FUND AND INVESTOR SERVICES WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS GIVEN BY TELEPHONE ARE GENUINE. YOU, HOWEVER, BEAR THE RISK OF LOSS IN CERTAIN CASES AS DESCRIBED UNDER "TELEPHONE TRANSACTIONS - VERIFICATION PROCEDURES."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, government entities, and qualified retirement plans which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

THROUGH SECURITIES DEALERS

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction, are required regardless of whether you redeem shares directly or submit the shares to a securities dealer for repurchase. Your letter should reference the Fund and the class, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to the Fund as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.



CONTINGENT DEFERRED SALES CHARGE



In order to recover commissions paid to securities dealers, all or a portion of Class I investments of $1 million or more and any Class II investments redeemed within the contingency period (12 months for Class I and 18 months for Class II) will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge on each class of shares is waived, as applicable, for: exchanges; any account fees; distributions to participants or their beneficiaries in Trust Company individual retirement plan accounts due to death, disability or attainment of age 59 1/2; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if a Class I account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge. Likewise, if a Class II account maintained an annual balance of $10,000, only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a SPECIFIED DOLLAR amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.



ADDITIONAL INFORMATION REGARDING REDEMPTIONS



The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption.

The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.



RETIREMENT PLAN ACCOUNTS



Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.


OTHER INFORMATION

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, you may call Franklin's Shareholder Services Department. Securities dealers may call Franklin's Dealer Services Department.



TELEPHONE TRANSACTIONS



By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions including: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates (to be sent to the address of record only), and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares?
- By Telephone" you will be able to redeem shares of the Fund.



VERIFICATION PROCEDURES



The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.



RESTRICTED ACCOUNTS



Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any distribution, redemption, or dividend payment. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

GENERAL

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance, or send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

HOW ARE FUND SHARES VALUED?

The net asset value per share of each class of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of each class of shares of the
Fund).

The net asset value per share of each class is determined by deducting the aggregate gross value of all liabilities of each class from the aggregate gross value of all assets of each class, and then dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

Each class will bear, pro rata, all of the common expenses of the Fund, except that each class will bear the Rule 12b-1 fees payable under its respective plan. The net asset value of all outstanding shares of each class of the Fund will be computed on a pro rata basis based on the proportionate participation in the Fund represented by the value of shares of such class. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Fund may vary.

HOW DO I GET MORE INFORMATION ABOUT MY INVESTMENT?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features. By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, you may obtain Class I and Class II account information, current price and, if available, yield or other performance information, specific to the Fund or any Franklin Templeton Fund. In addition, Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account; and request duplicate confirmation or year-end statements, and deposit slips.

Franklin Class I and Class II share codes for the Fund, which will be needed to access system information are 158 and 258, respectively. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone.



                                                       HOURS OF OPERATION
                                                         (MONDAY THROUGH
DEPARTMENT NAME                   TELEPHONE NO.               FRIDAY)
Shareholder Services              1-800/632-2301     5:30a.m. to 5:00p.m.
Dealer Services                   1-800/524-4040     5:30a.m. to 5:00p.m.
Fund Information                  1-800/DIAL BEN     5:30a.m. to 5:00p.m.
                                                     8:30a.m. to 5:00p.m.
                                                     (Saturday)
Retirement Plans                  1-800/527-2020     5:30a.m. to 5:00p.m.
TDD (hearing impaired)            1-800/851-0637     5:30a.m. to 5:00p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.



HOW DOES THE FUND MEASURE PERFORMANCE?

Advertisements, sales literature and communications to you may contain several measures of a class' performance, including current yield, various expressions of total return and current distribution rate. They may also occasionally cite statistics to reflect the Fund's volatility or risk.



Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five-, and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for each class for other periods or based on investments at various sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.



Current yield for each class reflects the income per share earned by the Fund's portfolio investments. It is calculated for each class by dividing that class' net investment income per share during a recent 30-day period by the maximum public offering price for that class of shares on the last day of that period and annualizing the result.

Yield for each class, which is calculated according to a formula prescribed by the SEC (see "General Information" in the SAI), is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of a class are reflected in the current distribution rate, which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by a class during the past 12 months by a current maximum offering price for that class of shares. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gain, and is calculated over a different period of time.



In each case, performance figures are based upon past performance, reflect all recurring charges against a class' income and will assume the payment of the maximum sales charge on the purchase of that class of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of each class, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what a class' yield, distribution rate or total return may be in any future period.

GENERAL INFORMATION

REPORTS TO SHAREHOLDERS



The Fund's fiscal year ends September 30. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and under "General Information " in the SAI.



ORGANIZATION AND VOTING RIGHTS



The Trust's name was changed from L.F. Rothschild Managed Trust to Franklin Managed Trust on June 28, 1988. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of shares of beneficial interest of $.01 par value, which may be issued in any number of series and classes. Shares issued will have no preemptive or conversion rights. Shares of each series have equal rights as to dividends and distributions as declared by the series and the net assets of the series upon liquidation or dissolution. Additional series may be added in the future by the Board.

Voting rights are noncumulative, so that in any elections of trustees the holders of more than 50% of the shares voting can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of the Fund for matters that affect the Fund as a whole. For matters that only affect a certain class of the Fund's shares, however, only shareholders of that class will be entitled to vote. Therefore each class of shares will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by class by business trust law, or (3) required to be voted on separately by class by the 1940 Act, or the rules adopted thereunder. For instance, if a change to the Rule 12b-1 plan relating to Class I shares requires shareholder approval, only shareholders of Class I may vote on the change to the Rule 12b-1 plan affecting that class. Similarly, if a change to the Rule 12b-1 plan relating to Class II shares requires approval, only shareholders of Class II may vote on changes to such plan. On the other hand, if there is a proposed change to the investment objective of the Fund, this proposal would affect all shareholders, regardless of which class of shares they hold and, therefore, each share has the same voting rights.

The Trust does not intend to hold annual shareholders meetings; it may, however, hold a special shareholders meetings of a series for such purposes as changing fundamental investment restrictions, approving a new management agreements or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees as provided in Section 16(c) of the 1940 Act.



REDEMPTIONS BY THE FUND



The Fund reserves the right to redeem your shares, at net asset value, if your account has a value of less than $50, but only where the value of your account has been reduced by your prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information, see "How Do I Buy and Sell Shares?" in the SAI.

REGISTERING YOUR ACCOUNT

An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" AND "Owner 2"; the "or" designation is not used EXCEPT for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.




Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."



Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.



Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING
TAXPAYER IRS CERTIFICATIONS



Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.




FRANKLIN
INVESTMENT GRADE
INCOME FUND

FRANKLIN MANAGED TRUST



PROSPECTUS  FEBRUARY 1, 1996



777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777      1-800/DIAL BEN

Franklin Managed Trust (the "Trust") is a diversified, open-end management investment company consisting of three separate series. This Prospectus pertains only to the Franklin Investment Grade Income Fund (the "Fund").



The objective of the Fund is to seek a maximum level of income consistent with prudent exposure to risk. The Fund intends to achieve its objective through a diversified investment in debt securities and dividend paying common and preferred stocks. At least 75% of the Fund's assets will be held in investment grade issues. The Fund may invest in domestic and foreign securities as described under "How Does the Fund Invest Its Assets?"

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that you should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.

A Statement of Additional Information (the "SAI") concerning the Trust, dated February 1, 1996, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.




CONTENTS                                PAGE

Expense Table

Financial Highlights - How Has the Fund Performed?

What Is the Franklin Managed Trust?

How Does the Fund Invest Its Assets?

What Are the Fund's Potential Risks?

Who Manages the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges Are Available to Me as a   Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares?

Telephone Transactions

How Are Fund Shares Valued?

How Do I Get More Information About My Investment?

How Does the Fund Measure Performance?

General Information

Registering Your Account



Important Notice Regarding
Taxpayer IRS Certifications

EXPENSE TABLE



The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on the aggregate operating expenses of the Fund for the fiscal year ended September 30, 1995.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                 4.25%
Deferred Sales Charge                                                 NONE*
Exchange Fee (per transaction)                                        $5.00**

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                                                       0.50%
Rule 12b-1 Fees                                                       0.21%***
Other Expenses:
Accounting Fees                                     0.14%
Reports to Shareholders                             0.08%
Other                                               0.16
                                                    ----
Total Other Expenses                                                  0.38%
Total Fund Operating Expenses                                         1.09%

*Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

**$5.00 fee imposed only on Timing Accounts as described under "What If My Investment Outlook Changes? - Exchange Privilege." All other exchanges are processed without a fee.



***Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.



You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

ONE YEAR        THREE YEARS     FIVE YEARS       TEN YEARS
$53*            $76             $100             $170

*Assumes that a contingent deferred sales charge will not apply.

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are paid by the Fund and are borne by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS - HOW HAS THE FUND PERFORMED?

Set forth below is a table containing the financial highlights for a share of the Fund from the effective date of the registration statement through each of the fiscal years ended December 31, 1992, for the nine month period ended September 30, 1993 (annualized as a result of a change in fiscal year end from December to September) and for the two fiscal years ended September 30, 1994 and September 30, 1995. The information has been audited by Tait, Weller and Baker, independent auditors, whose audit report for each of the fiscal periods from January 11, 1991 to September 30, 1995 appears in the financial statements in the Trust's Annual Report to Shareholders dated September 30, 1995. The remaining figures, which are also audited, are not covered by the auditors' current report. See "Reports to Shareholders" under "General Information."


                        Per Share Operating Performance                                            Ratios/Supplemental Data

         Net Asset            Net Realized            Distributions Net Asset           Net Assets  Ratio of   Ratio of
         Value at     Net     & Unrealized Total From   From Net    Values               at End    Expenses   Net Income Portfolio
Year    Beginning Investment  Gain (Loss)  Investment  Investment   at End      Total    of Year  to Average  to Average Turnover
Ended    of Year   Income    on Securities Operations    Income     of Year    Return+ (In 000's) Net Assets  Net Assets   Rate

1987**       $10.00     $0.69      $(1.220)    $(0.530)    $(0.620)     $8.85    (5.34)%$15,608        1.48%*     8.47%*    101.12%
1988++         8.85      0.83       (0.210)      0.620      (0.810)      8.66     7.24   12,650        1.35       9.36       34.87
1989           8.66      0.78       (0.077)      0.703      (0.783)      8.58     8.5    17,143        1.62       9.74       56.72
1990           8.58      0.74       (0.174)      0.566      (0.746)      8.40     7.01   12,289        1.43       8.84       11.37
1991           8.40      0.69        0.635       1.325      (0.695)      9.03    16.57   21,773        1.26       8.36       28.31
1992           9.03      0.62       (0.086)      0.534      (0.634)      8.93     6.16   29,367        1.08       7.02       27.28
1993***        8.93      0.38        0.402       0.782      (0.402)      9.31     8.94   35,970        1.09*      5.61*      53.19
1994           9.31      0.45       (0.544)     (0.094)     (0.396)      8.82    (1.02)  29,553        1.05       4.91       10.57
1995           8.82      0.44         .259        .699      (0.479)      9.04     8.21   29,824        1.09       4.96       64.70


*Annualized

**For the period January 14, 1987 (effective date of registration) to December 31, 1987.

***For the period ended September 30, 1993.

+Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum initial sales charge or the contingent deferred sales charge. The total return for the Fund also assumes reinvestment of dividends and capital gains, if any, at net asset value.



++On June 28, 1988, the investment manager changed from L.F. Rothschild Fund Management, Inc. to Franklin Advisers, Inc.



WHAT IS THE FRANKLIN MANAGED TRUST?

The Trust is a diversified, open-end management investment company commonly called a "mutual fund." The Trust was organized as a Massachusetts business trust in July, 1986 and is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). The Trust has three separate portfolios, and each portfolio is a separate series of shares of beneficial interest.

The Board of Trustees of the Trust (the "Board") may determine, at a future date, to offer shares of the Fund in one or more "classes" to permit the Fund to take advantage of alternative methods of selling Fund shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds, as that term is defined under "How Do I Buy Shares?," currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes.

You may purchase shares of the Fund (minimum investment of $100 initially and $25 thereafter) at the current public offering price, which is equal to the net asset value (see "How Are Fund Shares Valued?" in this Prospectus and the SAI), plus a variable sales charge not exceeding 4.25% of the offering price, depending on the amount invested. See "How Do I Buy Shares of the Fund?"

HOW DOES THE FUND INVEST ITS ASSETS?

The objective of the Fund is to seek a maximum level of income consistent with prudent exposure to risk. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved. The Fund seeks to achieve its objective by investing in a diversified portfolio of debt securities, most of which will be intermediate-term investment-grade issues and dividend-paying common and preferred stocks. The Fund may invest in corporate debt obligations such as bonds, notes, and debentures; obligations convertible into common stocks; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations denominated in either U.S. dollars or foreign currencies issued by foreign corporations and governments (including Canadian provinces and their instrumentalities) and supranational entities; commercial paper; and in currency deposits or equivalents.



Because the Fund seeks a maximum level of income consistent with prudent exposure to risk by investing primarily in securities that are considered investment grade, under normal market conditions at least 75% of the Fund's portfolio will be invested in debt securities that are rated in one of the four highest rating categories or in unrated securities that are of equivalent quality as determined by the Fund's investment manager. The four highest rating categories are AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"), or Aaa, Aa, A or Baa by Moody's Investors Service ("Moody's").

Debt securities within the top three categories (e.g., AAA, AA and A by S&P or Aaa, Aa or A by Moody's) comprise what are known as high-grade bonds and are regarded as having a strong capacity to pay principal and interest. Medium-grade bonds (e.g., BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and some speculative characteristics. An Appendix discussing these ratings is included in the SAI.



Although the Fund may invest up to 25% of its portfolio in securities that are not in the four highest rating categories or of equivalent quality, the Fund will not invest in any debt securities rated lower than B by Moody's or S&P or in any equity securities of an issuer if a majority of the debt securities of such issuer are rated lower than B by Moody's or S&P. Similarly, the Fund will not invest in any unrated debt securities that the Fund considers to be of lower equivalent quality than securities rated B by Moody's or S&P. (See Appendix in the SAI.) Debt securities rated B by Moody's are regarded as generally lacking the characteristics of desirable investments and, in Moody's judgment, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt securities rated BB or B by S&P are regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. The Fund does not intend to invest more than 5% of its net assets in debt securities rated below Baa by Moody's or BBB by S&P.

Although there is no assurance that the Fund will achieve its objective due to the market risks inherent in any investment program, the Fund believes that such risks may be minimized through careful analysis of issuers whose securities are considered for purchase. Moreover, while the opinion of rating services is considered in selecting rated securities for the Fund's portfolio, the Fund's investment manager relies primarily on its own credit analysis, which includes a study of the existing debt issuer's capital structure, ability to service debt and to pay dividends, and the current trend of earnings for any company under consideration for investment by the Fund. The net asset value per share of the Fund will fluctuate, however, as the market value of its investment portfolio fluctuates.



Under normal economic conditions, the Fund will invest at least 65% of its assets in intermediate term obligations. Intermediate term obligations typically will have effective remaining maturities of between two and ten years at the time of purchase. The remaining 35% may be invested, to the extent available and permissible, in obligations with maturities which are shorter than two years or longer than ten years at the time of purchase. When purchasing obligations which entitle each holder to require the obligor to redeem the securities at the holder's option on a date or dates prior to the final stated maturity (so-called "putable" bonds), the Fund may consider the optional redemption date or dates as the effective maturity of the obligations. When purchasing obligations which require the obligor to prepay periodically portions of the obligation prior to the stated final maturity (whether by operation of a fixed known pro rata sinking fund or, as in collateralized securities, by the periodic passing through of variable payments made to the issuer on the underlying collateral), the expected average life or average term of the investment may also be deemed to be its effective maturity. This is not a fundamental policy of the Fund and may be changed by the Board of Trustees.

At times, particularly during periods when the yield curve is positive, the Fund will endeavor to provide a higher yield than that available from a money market mutual fund, while attempting to avoid the potential risks to principal often associated with both non-investment-grade securities and longer-term instruments.

In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or a part of its assets invested in short-term, fixed-income securities or retained in cash or cash equivalents. Such investments may include U.S. government securities, bank certificates of deposit, bankers' acceptances and high-grade commercial paper issued by domestic corporations.



OTHER TYPES OF SECURITIES THE FUND MAY PURCHASE

U.S. GOVERNMENT SECURITIES. The Fund may invest in all types of U.S. government securities including: (1) U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (original maturities of one to ten years) and U.S. Treasury bonds (generally original maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA, the Export- Import Bank and the Farmers Home Administration. Some of the Fund's investments will include obligations which are supported by the full faith and credit pledge of the U.S. government. In the case of U.S. government obligations which are not backed by the full faith and credit pledge of the U.S. government (e.g., obligations of FNMA and a Federal Home Loan Bank), the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

COLLATERALIZED OBLIGATIONS. The Fund may also invest in collateralized obligations, which generally are bonds issued by single purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies or instrumentalities, investment bankers or other similar institutions, such as Collateralized Automobile Receivables ("CARs") and Collateralized Mortgage Obligations ("CMOs"). All such collateralized obligations will either be issued or guaranteed by a U.S. government agency or instrumentality rated AAA by a nationally recognized statistical rating agency.



CMOs purchased by the Fund may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S.
     government.





CARs are generally automobile loan pass-through certificates issued by single purpose, stand alone financial subsidiaries or trusts (such as Grantor Trusts) of financial institutions, government agencies or instrumentalities, investment bankers or other similar institutions.



For a discussion of the risks involved in buying these types of collateralized obligations, please see "What Are the Fund's Potential Risks?" below.



OPTIONS AND FINANCIAL FUTURES. In addition, the Fund may engage in various option and hedging activities. Specifically, the Fund may write covered call options and secured put options and under limited circumstances, for bona fide hedging purposes only, purchase certain options on securities and interest rate futures contracts. The option and hedging activities that the Fund is authorized to engage in are summarized below and described in greater detail in the SAI.

The Fund may write covered call and put options on any securities it may purchase for its portfolio. The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund's current return can be expected to fluctuate because opportunities to realize net gains from a covered call and put option writing program and income yields vary as economic and market conditions change. The Fund may receive a higher or lower total return from its optioned positions than it would have received from its underlying securities if they had not been subject to options. The Fund does not engage in option writing strategies for speculative purposes, and writes call options and put options on a covered basis only, which means that, with respect to any call options it has written, it will own the underlying securities or comparable securities satisfying the cover requirements of the securities exchanges, and, with respect to any put options it has written, it will maintain in a separate account cash or U.S. government securities with a value at least equal to the exercise price of the put option.

The Fund may also purchase put and call options on securities, but only for limited purposes. The Fund may purchase call options for the purpose of offsetting its obligations pursuant to previously written call options. The Fund may purchase put options only on U.S. government securities in its portfolio in anticipation of a decline in the market value of such securities and then only in amounts not exceeding 10% of its total assets. The Fund's ability to purchase put options allows it to protect unrealized gains in appreciated U.S. government securities in its portfolio without actually selling the securities and while continuing to receive interest income on the securities.

In addition, solely for hedging purposes, the Fund may purchase put and call options on interest rate futures contracts, which gives the Fund the right to sell or assume a position in an underlying futures contract for a specified price at any time during the option period. The Fund may not purchase or sell options on interest rate futures contracts if immediately thereafter the value of those contracts would constitute more than 30% of the Fund's total assets or if the sum of the premiums paid for the options would exceed 5% of the Fund's total assets.



The Fund's option and hedging activities involve certain risks as summarized in "What Are the Fund's Potential Risks?" and as more fully discussed in the SAI.



FOREIGN SECURITIES

The Fund may, using the criteria set forth above, invest any portion of its assets in debt securities issued by foreign corporations and governments, their instrumentalities, and supranational entities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Development Bank and the Asian Development Bank.

The Fund may invest in securities issued in any currency and may hold foreign currency to the extent consistent with its objective and policies described above. Securities of issuers within a given country may be denominated in the currency of that or another country, or in multinational currency units.



SOME OF THE FUND'S OTHER INVESTMENT POLICIES

U.S. TREASURY ROLLS. The Fund may enter into "U.S. Treasury rolls" in which the Fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. Two potential advantages of such a strategy are 1) that the Fund can regularly and incrementally adjust its weighted average maturity (which otherwise would constantly diminish with the passage of time); and 2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension.

During the period prior to settlement date, the Fund continues to earn interest on the securities it is selling. It does not earn interest on the securities which it is purchasing until after settlement date. The Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on settlement date, if market conditions may have changed adversely. The Fund intends, however, to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

LOANS OF PORTFOLIO SECURITIES. Although the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, the Fund currently intends to limit its lending of securities to no more than 5% of its total assets. For a description of the Fund's securities lending procedures, please see the SAI.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to- market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Board and will be held pursuant to a written agreement.

ILLIQUID INVESTMENTS. It is the policy of the Fund that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities) or restricted securities may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund.

INVESTMENT RESTRICTIONS. The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limits its activities to some extent. One of these restrictions states that the Fund may borrow money only from banks for temporary or emergency purposes in amounts not to exceed 15% of the Fund's total assets, and that additional investments may not be made while any amounts borrowed are in excess of 5% of the Fund's total assets. For a list of these restrictions and more information concerning the policies discussed herein, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

PORTFOLIO TURNOVER. The Fund's portfolio turnover rate for the fiscal years ended 1994 and 1995 was 10.57% and 64.70%, respectively. Higher interest rates early in the year, which encouraged the sale of intermediate-term U.S. Treasuries by the Fund, and the significant capital appreciation of certain bonds that the investment manager determined were ripe for sale contributed to the higher portfolio turnover rate for the 1995 fiscal year. Because a higher portfolio turnover increases transaction costs and may increase taxable capital gains, the investment manager will consider the potential benefits of investing in Treasury rolls against these considerations.

HOW YOU PARTICIPATE IN
THE RESULTS OF THE FUND'S ACTIVITIES

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. If the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, you may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets. To the extent the Fund's investments consist of debt securities, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. To the extent the Fund's investments consist of common stocks, a decline in the market, expressed for example by a drop in the Dow Jones Industrials or the Standard & Poor's 500 average or any other equity based index, may also be reflected in declines in the Fund's share price. History reflects both increases and decreases in the prevailing rate of interest and in the valuation of the market, and these may reoccur unpredictably in the future.

WHAT ARE THE FUND'S POTENTIAL RISKS?

COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs and other mortgage-backed securities differ from conventional bonds in that the principal is paid back over the life of the certificate rather than at maturity. As a result, the Fund will receive monthly scheduled payments of principal and interest on its investment in these securities, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing security. For this reason, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates.

The market value of mortgage-backed securities, like other U.S. government securities in the Fund's portfolio, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage-backed securities, while having comparable risk of decline in value during periods of rising rates, may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund's principal investment to the extent of the premium paid.

COLLATERALIZED AUTOMOBILE RECEIVABLES. Because CARs, are asset-backed securities, they have certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interests in the related collateral. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

OPTIONS AND FINANCIAL FUTURES. The purchase of put and call options involves the risk that the price of the underlying securities or interest rate futures contracts will not move in the anticipated direction during the option periods, and the Fund may lose all or some portion of the amount of the premiums it has paid (plus transaction costs). Options on interest rate futures contracts involve a somewhat greater risk in that a liquid market for such options may not exist to permit the Fund to establish or close out its positions. Although the Fund generally will purchase only options for which there appears to be an active market, there is no assurance that a liquid market on any exchange will exist for any particular option or at any particular time.

The principal risk with respect to writing covered call and put options is the Fund's possible inability to effect closing transactions at favorable prices. By writing the option, the Fund agrees to buy or sell the security at a specified price during a specified period, and, until the option lapses (i.e., the specified period expires or the option is exercised) or is canceled by a closing transaction, the Fund cannot sell the covering security to recognize a profit (or limit a loss). In addition, if the price of the underlying security does not move in the anticipated direction, the Fund will have to sell or buy the covering security at a price that is below market (in the case of a security sold to cover a written call option) or above market (in the case of a security purchased to cover a written put option) unless the Fund can close out its optioned position prior to the option exercise date. Moreover, until an option lapses or is canceled by a closing transaction, the maximum sales price the Fund may realize on a covering security is limited to the option price. The Fund continues, however, to bear the risk of a decline in the price of a covering security during the option period, although any potential loss during that period would be reduced by the amount of the option premium received. Although certain risks are involved in these option and hedging transactions, the Manager believes that, because the Fund writes only covered or secured options on portfolio securities and purchases options only for hedging purposes, the options and hedging strategies of the Fund do not subject it to the risks frequently associated with these transactions.

The Fund's investment in options, futures contracts, forward contracts, options on futures contracts or stock indices, and foreign currencies and securities may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. These instruments require the application of complex and special tax rules and elections, more information about which is included in the SAI.

The Fund's investment in options, futures contracts and forward contracts, and certain securities transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. These investments and transactions are discussed in the SAI.

Transactions in options, futures, options on futures and CMOs are generally considered "derivative securities."

FOREIGN SECURITIES

There are inherent risks associated with investments in such foreign securities. An investment may be affected by changes in currency rates and exchange control regulations, and the Fund may incur transaction charges in exchanging currencies. Foreign government securities are frequently not subject to the accounting and financial reporting standards applicable to U.S. government securities and less information may be available regarding such securities. Most foreign government securities are traded in foreign over-the-counter markets or on foreign stock exchanges, and are generally less liquid and more volatile than comparable U.S. government securities. There is also the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. (See the SAI for further information.)

Foreign exchange gains and losses realized by the Fund in connection with transactions involving foreign currencies, foreign currency payables or receivables, and foreign currency-denominated debt securities are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to shareholders.

WHO MANAGES THE FUND?



The Board of Trustees has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.



Franklin Advisers, Inc. ("Advisers" or "Manager") serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $77 billion.

The team responsible for the day-to-day management of the Fund's portfolio is:
William Lippman and Philip Smith since inception and Margaret McGee since 1988.

William Lippman
Senior Vice President of Advisers

Mr. Lippman holds a bachelor's degree in business administration from City College of New York and a master's degree in business administration from the Graduate School of Business Administration of New York University. He has been with Advisers since 1988.

Philip Smith
Portfolio Manager of Advisers

Mr. Smith holds a bachelor of arts degree from Princeton University and a juris doctorate degree from Yale University. He has been with Advisers since 1988.

Margaret McGee
Portfolio Manager of Advisers

Ms. McGee holds a bachelor of arts degree from William Patterson College. She has been with Advisers since 1988.

Pursuant to a management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business.

During the fiscal year ended September 30, 1995, management fees totaling 0.50% of the average daily net assets of the Fund were paid to Advisers.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund as factors in selecting a broker. Further information is included under "How Does the Fund Purchase Securities For Its Portfolio" in the SAI.



Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent") in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.



During the fiscal year ended September 30, 1995, expenses borne by the Fund, including fees paid to Advisers and to Investor Services, totaled 1.09% of the average daily net assets of the Fund.



PLAN OF DISTRIBUTION



A plan of distribution has been approved and adopted for the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act Under the Plan, the Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, and fees paid to dealers or others as a distribution or service fee pursuant to servicing agreements. The Distribution Plan does not provide for any unreimbursed expenses to be carried forward to successive annual periods.

The maximum amount which the Fund may reimburse to Distributors or others for such distribution expenses is 0.25% per annum of its average daily net assets, payable on a monthly basis. The Distribution Plan also recognizes that to the extent that certain parties, including the Manager, use their own assets to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares, said payment shall also be deemed to be made pursuant to the Distribution Plan.

The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund. For more information, please see "The Fund's Underwriter" in the SAI.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

You may receive two types of distributions from the Fund:



1. INCOME DIVIDENDS. The Fund receives income in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.



2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

DISTRIBUTION DATE

Although subject to change by the Board without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends for shareholders of record on the last business day of the month, payable on or about the 15th day of the following month. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. Fund shares are quoted ex-dividend on the first business day following the record date. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

In order to be entitled to a dividend, you must have acquired Fund shares prior to the close of business on the record date. If you are considering purchasing Fund shares shortly before the record date of a distribution, you should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of your investment, it may be taxable as dividend income or capital gain.

DISTRIBUTION OPTIONS

You may choose to receive your distributions from the Fund in any of these ways:

1. PURCHASE ADDITIONAL SHARES OF THE FUND - You may purchase additional shares of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF NO OPTION IS SELECTED, DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN THE FUND. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the record date for the Fund to process the new option.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For additional information on tax matters relating to the Fund and its shareholders, see "Additional Information Regarding Taxation" in the SAI.



Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or a loss. Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.



For corporate shareholders, none of the distributions paid by the Fund for the fiscal year ended September 30, 1995 qualified for the corporate dividends-received deduction and it is not anticipated that any of the current year's dividends will qualify.



The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from the Fund and the application of foreign tax laws to these distributions.

Shareholders should consult their tax advisors with respect to the applicability of state and local intangible property or income taxes to their shares in the Fund and to distributions and redemption proceeds received from the Fund.



HOW DO I BUY SHARES?

Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors. The use of the term "securities dealer" shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors (directly or through affiliates), to handle customer orders and accounts with the Fund. Such reference however is for convenience only and does not indicate a legal conclusion of capacity. The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares.

PURCHASE PRICE OF FUND SHARES

Shares of the Fund are offered at the public offering price, which is determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after your securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from you directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check). The sales charge is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "How Are Fund Shares Valued?"

Set forth below is a table showing front-end sales charges and dealer concessions.
                               TOTAL SALES CHARGE
                                                            DEALER CONCESSION
SIZE OF TRANSACTION  AS A PERCENTAGE    AS A PERCENTAGE OF  AS A PERCENTAGE OF
AT OFFERING PRICE    OF OFFERING PRICE  NET AMOUNT INVESTED OFFERING PRICE*
   --------------         -----             --------         ---------------
Less than $100,000  4.25%               4.44%               4.00%
$100,000 but less
than $250,000       3.50%               3.63%               3.25%
$250,000 but less
than $500,000       2.75%               2.83%               2.50%
$500,000 but less
than $1,000,000     2.15%               2.20%               2.00
$1,000,000 or more  none                none                (see below)**

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. If 90% or more of the sales commission is allowed, such securities dealer may be deemed to be an underwriter under the Securities Act of 1933, as amended.

**The following commissions will be paid by Distributors, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Fund shares is determined by adding the amount of your current purchase plus the cost or current value (whichever is higher) of yours existing investment in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds." Sales charge reductions based upon aggregate holdings of (a), (b) and (c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

OTHER PAYMENTS TO SECURITIES DEALERS. Either Distributors or one of its affiliates may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks, certain designated retirement plans (excluding IRA and IRA rollovers), and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, and up to 0.75% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by non-designated retirement plans. See "Description of Special Net Asset Value Purchases" below and "How Do I Buy and Sell Shares?" in the SAI.

Either Distributors, or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Additional terms concerning the offering of the Fund's shares are included in the SAI under "How Do I Buy and Sell Shares?"

Certain officers and trustees of the Trust are also affiliated with Distributors. A detailed description is included under "Officers and Trustees" in the SAI.

QUANTITY DISCOUNTS IN SALES CHARGES

Shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, you or your securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of the your spouse, children under the age of 21, and grandchildren under the age of 21. The value of Class II shares you own may also be included for this purpose.

In addition, an investment in the Fund may qualify for a reduction in the sales charge under the following programs:



1. RIGHTS OF ACCUMULATION. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.



2. LETTER OF INTENT. You may immediately qualify for a reduced sales charge on a purchase of shares of the Fund by completing the Letter of Intent section of the Shareholder Application (the "Letter"). By completing the Letter, you (i) express an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge, (ii) grant to Distributors a security interest in the reserved shares discussed below, and
(iii) irrevocably appoint Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. Purchases under the Letter will conform with the requirements of Rule 22d-1 under the 1940 Act. You or your securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING PROVISIONS BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION: Five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund, registered in your name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements. Income and capital gain distributions on the reserved shares will be paid as you have directed. You will not be able to dispose of the reserved shares until the Letter has been completed or the higher sales charge paid. This policy of reserving shares does not apply to certain benefit plans described under "Description of Special Net Asset Value Purchases." For more information, see "How Do I Buy and Sell Shares?" in the SAI.

The value of Class II shares you own may be included in determining a reduced sales charge to be paid on shares of the Fund pursuant to the Letter of Intent and Rights of Accumulation programs.

GROUP PURCHASES

If you are a member of a qualified group, you may purchase shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 3.50%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If you select a payroll deduction plan, subsequent investments will be automatic and will continue until such time as you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

PURCHASES AT NET ASSET VALUE

Shares of the Fund may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors and full-time employees of the Fund, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including subsequent investments made by such parties after cessation of employment; (2) companies exchanging shares with or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (5) registered securities dealers and their affiliates, for their investment account only; (6) current employees of securities dealers and their family members, in accordance with the internal policies and procedures of the employing securities dealer; (7) insurance company separate accounts for pension plan contracts; and (8) shareholders of Templeton Institutional Funds, Inc. reinvesting redemption proceeds from that fund under an employee benefit plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended, in shares of the Fund.

Shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Class I Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. IF A DIFFERENT CLASS OF SHARES IS PURCHASED, THE FULL FRONT-END SALES CHARGE MUST BE PAID AT THE TIME OF PURCHASE OF THE NEW SHARES. Under this privilege, you may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Matured shares will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of the Fund redeemed in connection with an exchange into another fund (see "What If My Investment Outlook Changes? - Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge you a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

Shares of the Fund may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gain distributions from investments in the Fund or another Franklin Templeton Fund within 365 days of the payment date of such distribution. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distribution Options" under "What Distributions Might I Receive from the Fund?"

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisers affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by anyone who has taken a distribution from an existing retirement plan already invested in the Franklin Templeton Funds (including former participants of the Franklin Templeton Profit Sharing 401(k) plan), to the extent of such distribution. In order to exercise this privilege a written order for the purchase of shares of the Fund must be received by Franklin Templeton Trust Company (the "Trust Company"), the Fund or the Fund's Shareholder Services Agent within 365 days after the plan distribution.

Shares of the Fund may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. In connection with investments by eligible governmental authorities at net asset value made through a securities dealer who has executed a dealer agreement with Distributors, either Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact the Franklin Templeton Institutional Services Department for additional information.

DESCRIPTION OF SPECIAL NET ASSET VALUE PURCHASES

Shares of the Fund may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by certain designated retirement plans, including profit sharing, pension, 401(k) and simplified employee pension plans ("designated plans"), subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by Distributors. Currently those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent 13-month period in the Fund or in any of the Franklin Templeton Investments totals at least $1,000,000. Employee benefit plans not designated above or qualified under Section 401 of the Code ("non-designated plans")may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups previously described under "Group Purchases," which enable Distributors to realize economies of scale in its sales efforts and sales related expenses.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to the amount to be purchased, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Shares of the Fund may be purchased at net asset value and without a contingent deferred sales charge by trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested.

Please see "How Do I Buy and Sell Shares?" in the SAI for further information regarding net asset value purchases.

HOW DO I BUY SHARES IN CONNECTION WITH TAX-DEFERRED RETIREMENT PLANS?

Shares of the Fund may be used for individual or employer-sponsored retirement programs plans involving tax-deferred investments. The Fund may be used as an investment vehicle for an existing retirement plan, or the Trust Company may provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a plan to be in existence.

Trust Company, an affiliate of Distributors, can serve as custodian or trustee for retirement plans. Brochures for Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an applications other than the one contained in this Prospectus must be used to establish a retirement plan account with Trust Company. To obtain a retirement plan brochure or application, call toll free 1-800/DIAL BEN (1-800/342-5236).

Please see "How Do I Sell Shares?" for specific information regarding redemptions from retirement plan accounts. Specific are required to be completed for distributions from Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisors concerning investment decisions within their plans.



GENERAL

Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.

If the purchase or sale of Fund shares with the assistance of certain banks, as described herein, were deemed to be an impermissible activity for such bank(s) under the Glass-Steagall Act, or other federal laws, such activities would be discontinued by such bank(s). Investors utilizing such bank assistance would then be able to seek other avenues to invest in Fund shares, such as securities dealers registered with the SEC.



WHAT PROGRAMS AND PRIVILEGES
ARE AVAILABLE TO ME AS A SHAREHOLDER?

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND TO SHAREHOLDERS WHOSE SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT, OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE THE SECTION CAPTIONED "ACCOUNT REGISTRATIONS" IN THIS
PROSPECTUS).

SHARE CERTIFICATES

Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in your name on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or your securities dealer.

CONFIRMATIONS

A confirmation statement will be sent to you quarterly to reflect the dividends reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, you can arrange to have money transferred automatically from your checking account to the Fund each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. RECEIVE PAYMENTS IN CASH - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend a payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

ELECTRONIC FUND TRANSFERS

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.

INSTITUTIONAL ACCOUNTS

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.

WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums.

No exchanges between different classes of shares will be allowed. Shareholders may choose to redeem shares of the Fund and purchase Class II shares of another Franklin Templeton Fund but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges. Although there are no exchanges between different classes of shares, Class II shareholders of a Franklin Templeton Fund may elect to direct their dividends and capital gain distributions to the Fund at net asset value.

A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed.

Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:

BY MAIL



Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.



BY TELEPHONE

YOU OR YOUR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF THE FUND BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(R) SYSTEM (DAY OR NIGHT) AT 1-800/247-1753. IF YOU DO NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, YOU SHOULD NOTIFY THE FUND OR INVESTOR SERVICES.

The telephone exchange privilege allows a shareholder to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS(R) option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

ADDITIONAL INFORMATION REGARDING EXCHANGES

Exchanges are made on the basis of the net asset value of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value. Exchanges of shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

The contingency period during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period shares are exchanged into and held in a Franklin or Templeton money market fund. If your account has shares subject to a contingent deferred sales charge, shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objective exists immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

RETIREMENT PLAN ACCOUNTS



Franklin Templeton IRA and 403(b) retirement accounts accomplish exchanges directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

TIMING ACCOUNTS



Accounts which are administered by allocation or market timing services to exchange shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.



RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.



The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Your purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors, as indicated under "How Do I Buy Shares of the Fund?", reserve the right to refuse any order for the purchase of shares.

HOW DO I SELL SHARES?

You may liquidate your shares at any time and receive from the Fund the value of the shares. You may redeem shares in any of the following ways:

BY MAIL

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share is determined as of the scheduled close of the New York Stock Exchange (the "Exchange") (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number(s) where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.



TO BE CONSIDERED IN PROPER FORM, SIGNATURE(S) MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:

(1) the proceeds of the redemption are over $50,000;



(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;



(4) share certificates, if the redemption proceeds are in excess  of $50,000;
      or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.



Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. You are advised, for your own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation and (2) a corporate resolution.



Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees) are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.



Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

BY TELEPHONE

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts." You may obtain additional information about telephone redemptions by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. THE FUND AND INVESTOR SERVICES WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS GIVEN BY TELEPHONE ARE GENUINE. YOU, HOWEVER, BEAR THE RISK OF LOSS IN CERTAIN CASES AS DESCRIBED UNDER "TELEPHONE TRANSACTIONS - VERIFICATION PROCEDURES."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, qualified retirement plans and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

THROUGH SECURITIES DEALERS

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction, are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to the Fund as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

In order to recover commissions paid to securities dealers, all or a portion of investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived, as applicable, for: exchanges; any account fees; distributions to participants or their beneficiaries in Trust Company individual retirement plan accounts due to death, disability or attainment of age 59 1/2; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a SPECIFIED DOLLAR amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.



ADDITIONAL INFORMATION REGARDING REDEMPTIONS

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption.



The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.

RETIREMENT PLAN ACCOUNTS

Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.

OTHER INFORMATION

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, you may call Franklin's Shareholder Services Department. Securities dealers may call Franklin's Dealer Services Department.



TELEPHONE TRANSACTIONS



By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below, (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates (to be sent to the address of record only) and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares?
- By Telephone" you will be able to redeem shares of the Fund.



VERIFICATION PROCEDURES



The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and by sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.



RESTRICTED ACCOUNTS



Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any redemption, distribution or dividend payment. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.



GENERAL


During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

HOW ARE FUND SHARES VALUED?

The net asset value per share of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of the Fund).

The net asset value per share of the Fund is determined by deducting the aggregate gross value of all liabilities from the aggregate gross value of all assets, and then dividing the difference by the number of shares outstanding. Assets in the Fund's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

HOW DO I GET MORE INFORMATION ABOUT MY INVESTMENT?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, you may obtain account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, you may process an exchange within the same class into an identically-registered Franklin account and request duplicate confirmation or year-end statements and deposit slips.

The Fund code, which will be needed to access system information, is 59. The system's automated operator will prompt you with easy- to-follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone.

                                               HOURS OF OPERATION
                                                  (PACIFIC TIME)
DEPARTMENT NAME            TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
Shareholder Services       1-800/632-2301     5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040     5:30 a.m. to 5:00 p.m.
Fund Information           1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                                              8:30 a.m. to 5:00 p.m.
                                              (Saturday)
Retirement Plans           1-800/527-2020     5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/851-0637     5:30 a.m. to 5:00 p.m.



In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.



HOW DOES THE FUND MEASURE PERFORMANCE?

Advertisements, sales literature and communications to you may contain several measures of the Fund's performance including current yield, various expressions of total return and current distribution rate. They may also occasionally cite statistics to reflect the Fund's volatility or risk.



Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five-, and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods, or based on investments at various sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.



Current yield reflects the income per share earned by the Fund's portfolio investments. It is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result.

Current yield for the Fund, which is calculated according to a formula prescribed by the SEC (see "General Information" in the SAI), is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of the Fund are reflected in the current distribution rate which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's total return, current yield, or distribution rate may be in any future period.



GENERAL INFORMATION

REPORTS TO SHAREHOLDERS



The Fund's fiscal year ends September 30. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to one household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and under "General Information" in the SAI.

ORGANIZATION AND VOTING RIGHTS

The Trust's name was changed from L.F. Rothschild Managed Trust to Franklin Managed Trust on June 28, 1988. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of shares of beneficial interest of $.01 par value, which may be issued in any number of series and classes. Shares issued will have no preemptive or conversion rights. Shares of each series have equal rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. Additional series or classes may be added in the future by the Board.

Voting rights are noncumulative, so that in any election of trustees, the holders of more than 50% of the shares voting can elect all of the trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board.

The Trust does not intend to hold annual shareholders meetings. The Trust may, however, hold a special shareholders meeting of a series for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

REDEMPTIONS BY THE FUND

The Fund reserves the right to redeem your shares, at net asset value, if your account has a value of less than $50, but only where the value of your account has been reduced by your prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information, see "How Do I Buy and Sell Shares?" in the SAI.

REGISTERING YOUR ACCOUNT

An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.



Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."



Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.



Any questions regarding an intended registration should be answered by the securities dealer handling the investment or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING
TAXPAYER IRS CERTIFICATIONS



Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.




FRANKLIN
CORPORATE QUALIFIED
DIVIDEND FUND

FRANKLIN MANAGED TRUST

PROSPECTUS


FEBRUARY 1, 1996


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN


Franklin Managed Trust (the "Trust") is an open-end management investment company consisting of three separate series. This Prospectus pertains only to the Franklin Corporate Qualified Dividend Fund (the "Fund"), formerly the Franklin Corporate Cash Portfolio, a diversified series of the Trust.


The Fund is designed exclusively to serve as an income producing vehicle for the cash reserves of taxable corporations. The objective of the Fund is to generate high after-tax income for corporations, consistent with investment in investment quality securities. To achieve its objective, the Fund invests primarily in the equity securities of domestic corporations that generate dividend income qualifying for the 70% corporate dividends-received deduction under current federal income tax laws.


This Prospectus is intended to set forth in a clear and concise manner information about the Fund that you should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information (the "SAI") concerning the Trust, dated February 1, 1996, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest you. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS                                     PAGE

Expense Table


  Financial Highlights - How Has the Fund Performed?

  What is the Fund?

How Does the Fund Invest its Assets?

Who Manages the Fund?

What Distributions Might I Receive from the Fund?

  How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges
  Are Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares?


Telephone Transactions


How Are Fund Shares Valued?

  How Do I Get More Information About My Investment?

How Does the Fund Measure Performance?


General Information


Registering Your Account

EXPENSE TABLE

The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on the aggregate operating expenses of the Fund for the fiscal year ended September 30, 1995.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)                                1.50%
Deferred Sales Charge                                                 NONE*
Exchange Fee (per transaction)                                       $5.00**

ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)
Management Fees                                                       0.50%
12b-1 Fees                                                            0.22%+
Other Expenses:
   Accounting Fees                                      0.14%
   Registration Fees                                    0.04%
   Other                                                0.12%
                                                        -----

Total Other Expenses                                                  0.30%

Total Fund Operating Expenses                                         1.02%

*Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month following such investments. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

**$5.00 fee imposed only on Timing Accounts as described under "What If My Investment Outlook Changes? - Exchange Privilege." All other exchanges are processed without a fee.

+Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules. Given the Fund's maximum front-end sales charge and the rate of the Fund's Rule 12b-1 fee, however, it is estimated that this would take a substantial number of years.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.


EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

ONE YEAR*        THREE YEARS      FIVE YEARS       TEN YEARS
$25              $47              $70              $138

*Assumes that a contingent deferred sales charge will not apply.


This example is based on the aggregate annual operating expenses shown above and should not be considered a representation of future expenses, which may be more or less than those shown. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS - HOW HAS THE FUND PERFORMED?

Set forth below is a table containing the financial highlights for a share of the Fund from the effective date of the registration statement through each of the fiscal years ended December 31, 1992, for the nine-month period ended September 30, 1993 (annualized as a result of a change in fiscal year end from December to September) and for the two fiscal years ended September 30, 1995. The information for each of the fiscal periods from January 1, 1991 to September 30, 1995, has been audited by Tait, Weller and Baker, independent auditors, whose audit report appears in the financial statements in the Fund's Annual Report to Shareholders dated September 30, 1995. The remaining figures, which are also audited, are not covered by the auditors' current report. See "Reports to Shareholders" under "General Information."



PER SHARE OPERATING PERFORMANCE           RATIOS/SUPPLEMENTAL DATA

            Net Asset            Net Realized            DistributionsNet Asset           Net Assets  Ratio of   Ratio of
            Value at     Net     & Unrealized Total From   From Net    Values               at End   Expenses  Net Income  Portfolio
Year      Beginning Investment   Gain (Loss) Investment  Investment   at End      Total    of Year  to Average to Average  Turnover
Ended      of Year   Income    on Securities Operations    Income     of Year    Return+ (In 000's) Net Assets Net Assets    Rate
1987**       $25.00     $1.68      $(3.460)    $(1.780)    $(1.450)     $21.77   (7.41)% $14,134        1.34%*     7.94%*    149.17%
1988++        21.77      1.84       (0.650)      1.190      (1.850)      21.11    5.68    30,632        1.46       8.51        8.00
1989          21.11      1.76       (0.434)      1.326      (1.786)      20.65    6.42    23,260        1.43       8.31       14.42
1990          20.65      1.77       (1.566)      0.204      (1.824)      19.03    1.05    17,498        1.33       8.84        1.55
1991          19.03      1.73        2.540       4.270      (1.670)      21.63   23.25    22,242        1.24       8.09        -
1992          21.63      1.37        2.144       3.514      (1.394)      23.75   16.57    29,444        1.10       5.97       29.01
1993***       23.75      0.73        0.777       1.507      (0.787)      24.47    6.44    33,849        1.06*      4.09*      27.46
1994          24.47      1.02       (0.844)      0.176      (0.956)      23.69     .72    31,790        1.00       4.19       32.17
1995          23.69      1.21        -           1.210      (1.140)      23.76    5.26    27,793        1.02       5.02       29.18

"The Fund's Underwriter" in the SAI. *Annualized
**For the period January 14, 1987 (effective date of registration) to December 31, 1987.
***For the period ended September 30, 1993.
+Total return measures the change in value of an investment over the periods indicated. It does not include the maximum 1.5% initial sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value.

++On June 28, 1988, the investment manager changed from L.F. Rothschild Fund Management, Inc. to Franklin Advisers, Inc.

WHAT IS THE FUND?

The Fund is a diversified series of the Trust, an open-end management investment company, commonly called a "mutual fund." The Trust was organized as a Massachusetts business trust on July 15, 1986 and registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). The Trust currently consists of three series, each of which issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. The Fund changed its name from the Franklin Corporate Cash Portfolio, effective May 1, 1991.

The Board of Trustees of the Trust (the "Board") may determine, at a future date, to offer shares of the Fund in one or more "classes" to permit the Fund to take advantage of alternative methods of selling Fund shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain of the funds in the Franklin Templeton Funds, as that term is defined under "How Do I Buy Shares?", currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes.

You may purchase shares of the Fund (minimum investment of$ 25,000 initially and $5,000 thereafter) at the current public offering price. The current public offering price of the Fund's shares is equal to the net asset value (see "How Are Fund Shares Valued?" in this Prospectus and the SAI), plus a variable sales charge not exceeding 1.5% of the offering price depending upon the amount invested. See "How Do I Buy Shares?" Shares of the Fund are available for purchase only by corporations.

HOW DOES THE FUND INVEST ITS ASSETS?


The Fund is designed to serve as an income producing vehicle for the cash reserves of taxable corporations. The objective of the Fund is to generate high after-tax income for corporations, consistent with investment in investment quality securities. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval.

The Fund seeks to achieve its investment objective by maximizing the amount of dividend income it receives which qualifies for the 70% corporate dividends-received deduction under current federal income tax laws. Under normal market conditions, at least 75% of the Fund's total assets will be invested in equity securities of domestic corporations paying dividends that qualify for the dividends-received deduction. The types of securities in which the Fund typically invests include adjustable rate preferred stocks, auction rate preferred stocks, conventional preferred stocks, and common stocks. Many of the securities in which the Fund may invest are not short-term, and the net asset value per share of the Fund will fluctuate as the market value of its investment portfolio fluctuates.

Because the Fund seeks income consistent with prudent management, under normal market conditions at least 95% of the Fund's portfolio is invested in equity securities of issuers whose long-term debt securities are either rated in one of the four highest rating categories (described below) or, if unrated, are of equivalent quality as determined by the Fund's investment manager. The common stocks that the Fund purchases are generally not rated and ratings on the issuers' preferred or debt securities should not be construed as a rating on the issuers' common stocks. The four highest rating categories are AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"), or Aaa, Aa, A, or Baa by Moody's Investors Service ("Moody's"). Debt securities within the top three categories (AAA, AA and A by S&P or Aaa, Aa or A by Moody's) comprise what are known as high-grade bonds and are regarded as having a strong capacity to pay principal and interest. Medium-grade bonds (BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and some speculative characteristics. See "Appendix" in the SAI for a further description of these ratings.

Although there is no assurance that the Fund will achieve its objective due to the market risks inherent in any investment program, the investment manager believes that such risks may be minimized through careful analysis of prospective issuers. Thus, while the opinion of rating services may be considered in selecting securities for the Fund's portfolio, in choosing investments the investment manager relies primarily on its own credit analysis, which includes a study of the existing debt, capital structure, ability to service debt and to pay dividends, and the credit rating and current trend of earnings for any company under consideration.


Consistent with procedures approved by the Board, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Although permitted to engage in this type of activity up to 30% of its total assets, the Fund currently intends to limit its lending of securities to no more than 5% of its total assets. For a description of the Fund's securities lending procedures, please see the SAI.


In any period of stock market weakness or of uncertain market or economic conditions as determined by the investment manager, the Fund may establish a defensive position to preserve capital by temporarily investing all or a part of its assets in short-term, fixed-income securities or retaining such assets in cash or cash equivalents. Such investments, which may also be made on a temporary basis pending investment in equity securities, would include U.S. government securities, bank certificates of deposit, bankers' acceptances and high-quality commercial paper issued by domestic corporations. For temporary defensive purposes, or as an interim investment pending longer term investment in dividend-paying equity securities, the Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Board and will be held pursuant to a written agreement.

To the extent interest income is derived from the above activities, it will not qualify for the corporate dividends-received deduction.

It is the policy of the Fund that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities) or restricted securities may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund.

ADJUSTABLE RATE AND AUCTION RATE PREFERRED STOCKS. As noted, the Fund may invest a portion of its portfolio in adjustable rate and auction rate preferred stocks, the dividends on which qualify for the dividends-received deduction.

Adjustable rate stocks are preferred stocks with cumulative and adjustable dividends. Regardless of the issuer, these stocks generally have the same terms and provisions, except for the specific adjustment formula used to determine their quarterly dividend rate. Such formulas vary in regard to (i) the fixed amount of premium or discount in relation to a particular U.S. Treasury instrument rate and (ii) the minimum and maximum range within which the dividend rate may fluctuate. The applicable rate is generally determined by the issuer at the beginning of each quarterly dividend period by adding or subtracting (depending upon the terms of the issue) either a fixed number of basis points or a percentage calculation to the highest of three specified rates: a "Treasury Bill Rate," a "Ten-Year Constant Maturity Rate" and a "Twenty-Year Constant Maturity Rate." Auction rate stocks are similar to short-term, corporate money market instruments in that the auction rate preferred stockholder normally has the opportunity to liquidate at par every 49 days, at which time the dividend rate is reset. Generally, the maximum dividend rate ranges from 110% to 250%, depending on quality, of the sixty-day "AA" Composite Commercial Paper Rate and the minimum rate is 56% of the same rate. The maximum and minimum dividend rates may be higher or lower depending upon the particular issuer.

While the Fund intends to invest only in adjustable rate and auction rate preferred stocks that are represented by the issuer or its counsel to be, or are considered in the best judgment of the Fund's management to be, equity securities for purposes of the dividends-received deduction, there is the possibility that some such stocks may be classified as debt securities with the result that the dividends paid on such securities would not be qualifying dividends.

SPECIAL CONSIDERATIONS


WHAT ARE THE SPECIAL FACTORS TO CONSIDER BEFORE INVESTING IN THE FUND?

1. As discussed under "How Taxation Affects You and the Fund," in order to have 100% of the dividend income paid by the Fund qualify for the corporate 70% dividends-received deduction, 100% of the Fund's net distributable income must be derived from qualifying dividends received from the Fund's stock in domestic corporations with respect to which certain requirements of federal tax laws are satisfied by the Fund. If the aggregate qualifying dividends received by the Fund are less than 100% of its net distributable income, then the amount of the Fund's dividends paid to its shareholders which will be eligible for the deduction will also be proportionately less. While the Fund intends to maximize the amount of qualifying dividend income it receives, consistent with its investment objective, it is possible that less than 100% of the Fund's net distributable income in any year will consist of qualifying dividend income to its corporate shareholders.

2. To be eligible for the 70% dividends-received deduction on any dividend paid by the Fund, a corporate investor must also satisfy certain federal tax requirements discussed under "How Taxation Affects You and the Fund."


The Fund intends to maximize the amount of its dividend income which qualifies for the dividends-received deduction by corporate shareholders under federal tax laws. The effect of the tax deduction for corporate investors in the 35% regular tax bracket is that 89.5% of the Fund's qualifying dividends will be retained as after-tax income. On an after-tax basis, the Fund's qualifying dividends would likely give a corporate shareholder a significantly higher return than investments in taxable money market instruments, as illustrated in the following chart. There is no assurance, of course, that any of these results will be attained, that federal income tax laws applicable to the dividends-received deduction will remain the same or that such deduction may not in the future be modified.


The following chart compares the net after-tax yields for a fully taxable investment and the Fund, assuming the maximum 1995 federal corporate income tax rate of 35% and that 100% of the Fund's dividends qualify for the current 70% dividends-received deduction.


AFTER-TAX COMPARISON OF THE CORPORATE QUALIFIED DIVIDEND FUND AND A FULLY TAXABLE INVESTMENT


                            AFTER-TAX COMPARISON OF THE
                            CORPORATE QUALIFIED DIVIDEND FUND
                               AND FULLY TAXABLE INVESTMENT

PRE-TAX YIELDS
                                       4%     6%    8%   10%   12%
------------------------------------------------------------------

AFTER-TAX YIELDS

Fully Taxable Investment             2.5%  3.90%  5.2%  6.5%   7.5%
Corporate Qualified Dividend Fund    3.5%  5.91%  7.4%  8.05% 10.71%

*Pre-Tax Yields are hypothetical.


The foregoing chart is for illustrative purposes only, based on current applicable federal corporate income tax rates, and no representation is being made of the Fund's actual or intended yield or the percentage of its dividends which will in fact qualify for the dividends-received deduction. In addition, the net asset value of the Fund will fluctuate and an investor may realize a gain or loss on redemption. For more information see "How Does Taxation Affect You and the Fund?"

INVESTMENT RESTRICTIONS. The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. One of these restrictions states that the Fund may borrow money only from banks for temporary or emergency purposes in amounts not to exceed 15% of the Fund's total assets, and that additional investments may not be made while any such borrowings are in excess of 5% of the Fund's total assets. For a list of these restrictions and more information concerning the policies discussed herein, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

HOW YOU PARTICIPATE IN THE
RESULTS OF THE FUND'S ACTIVITIES

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. If the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, you may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets.


A decline in the market, expressed for example by a drop in the Dow Jones Industrials, the S&P 500 average or any other equity based index, may also be reflected in declines in the Fund's share price. History reflects both decreases and increases in the valuation of the market, and these may reoccur unpredictably in the future.


WHO MANAGES THE FUND?

The Board has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

Franklin Advisers, Inc. ("Advisers" or "Manager") serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $77 billion.

The team responsible for the day-to-day management of the Fund's portfolio is:
William Lippman and Philip Smith since inception and Margaret McGee since 1988.

William Lippman
Senior Vice President and Portfolio Manager of Advisers

Mr. Lippman holds a Master of Business Administration degree from New York University and a Bachelor of business administration degree from City College of New York. Mr. Lippman has been in the securities industry for over 30 years and with Advisers or an affiliate since 1988.

Philip Smith
Portfolio Manager of Advisers

Mr. Smith holds a Doctor of Jurisprudence degree from Yale Law School and a Bachelor of Arts degree from Princeton University. He has been in the securities industry since 1964 and with Advisers or an affiliate since 1988.

Margaret McGee
Portfolio Manager of Advisers

Ms. McGee holds a Bachelor of Arts degree in business administration from William Paterson College. She has been in the securities industry since 1985 and with Advisers or an affiliate since 1988.

Pursuant to a management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business.

During the fiscal year ended September 30, 1995, fees totaling 0.50% of the average daily net assets of the Fund were paid to Advisers.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "How Does the Fund Purchase Securities For Its Portfolio" in the SAI.


Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent") in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.


During the fiscal year ended September 30, 1995, expenses borne by the Fund, including fees paid to Advisers and to Investor Services, totaled 1.02% of the average daily net assets of the Fund.

PLAN OF DISTRIBUTION

A plan of distribution has been approved and adopted for the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

The maximum amount which the Fund may reimburse to Distributors or others for such distribution expenses is 0.25% per annum of the average daily net assets of the Fund, payable on a monthly basis. All expenses of distribution in excess of 0.25% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund.


The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund. The Plan does not provide for any unreimbursed expenses to be carried forward to successive annual periods. For more information, please see


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

You may receive two types of distributions from the Fund:


1. INCOME DIVIDENDS. The Fund receives income in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.


DISTRIBUTION DATE

Although subject to change by the Board, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends payable monthly for shareholders of record on the last business day of the month, payable on or about the 15th day of the following month. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. Fund shares are quoted ex-dividend on the first business day following the record date. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

In order to be entitled to a dividend, you must have acquired Fund shares prior to the close of business on the record date. If you are considering purchasing Fund shares shortly before the record date of a distribution, you should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of your investment, it may be taxable as dividend income or capital gain.

DISTRIBUTION OPTIONS

You may choose to receive your distributions from the Fund in any of these ways:

1. PURCHASE ADDITIONAL SHARES OF THE FUND - You may purchase additional shares of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another party, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF NO OPTION IS SELECTED, DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN THE FUND. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the record date for the Fund to process the new option.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For additional information on tax matters relating to the Fund and its shareholders see "Additional Information Regarding Taxation" in the SAI.


Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or a loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.


For the fiscal year ended September 30, 1995, 100% of the income dividends paid by the Fund qualified for the corporate dividends-received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.


Corporate shareholders should note that dividends paid by the Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by the Fund as a dividend will not qualify for the dividends-received deduction.

Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless the Fund shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the federal alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in the Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from the Fund and the application of foreign tax laws to these distributions.

Shareholders should consult their tax advisors with respect to the applicability of state and local intangible property or income taxes to their shares in the Fund and to distributions and redemption proceeds received from the Fund.

HOW DO I BUY SHARES?

Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors. The use of the term "securities dealer" shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

The minimum initial investment is $25,000 and subsequent investments must be $5,000 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares.

PURCHASE PRICE OF FUND SHARES

Shares of the Fund are offered at the public offering price, which is determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after your securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from you directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check). The sales charge is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "How Are Fund Shares Valued?"

Set forth below is a table showing front-end sales charges and dealer concessions.


                                                              TOTAL SALES CHARGE
                                                                     DEALER
                                                    AS A          CONCESSION
                                   AS A          PERCENTAGE          AS A
                                PERCENTAGE         OF NET         PERCENTAGE
    SIZE OF TRANSACTION         OF OFFERING        AMOUNT        OF OFFERING
     AT OFFERING PRICE             PRICE          INVESTED          PRICE*
Less than $500,000                 1.50%            1.52&           1.50%
$500,000 but less than
$1,000,000                         1.00%            1.01%           1.00%
$1,000,000 or more                 None             None        (see below)**


*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

**The following commissions will be paid by Distributors, out of its own resources, to dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.


No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million within contingency period. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Fund shares is determined by adding the amount of your current purchase plus the cost or current value (whichever is higher) of your existing investments in one or more of the funds in the Franklin Group of Funds(Registered Trademark) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates, and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.") Sales charge reductions based upon aggregate holdings of (a), (b) and (c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Certain officers and trustees of the Trust are also affiliated with Distributors. A detailed description is included under "Officers and Trustees" in the SAI.

QUANTITY DISCOUNTS IN SALES CHARGES

You may qualify for a reduction in the sales charge under the following programs:

1. RIGHTS OF ACCUMULATION. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.

2. LETTER OF INTENT. You may immediately qualify for a reduced sales charge on a purchase of shares of the Fund by completing the Letter of Intent section of the Shareholder Application (the "Letter"). By completing the Letter, you (i) express an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge, (ii) grant to Distributors a security interest in the reserved shares discussed below, and
(iii) irrevocably appoint Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. Purchases under the Letter will conform with the requirements of Rule 22d-1 under the 1940 Act. You or your securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING PROVISIONS BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION: Five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund, registered in your name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements. Income and capital gain distributions on the reserved shares will be paid as you have directed. You will not be able to dispose of the reserved shares until the Letter has been completed or the higher sales charge paid. For more information, see "How Do I Buy and Sell Shares?" in the SAI.

The value of Class II shares you own may be included in determining a reduced sales charge to be paid on shares of the Fund pursuant to the Letter of Intent and Rights of Accumulation programs.

PURCHASES AT NET ASSET VALUE

You may buy shares of the Fund at net asset value and without the imposition of a contingent deferred sales charge if you fall in one of the following categories:

If you were shareholder of Franklin Corporate Cash Management Fund, and continued as a shareholder of the Fund. you can continue to add to your Fund account.

Companies exchanging shares with or selling assets pursuant to a merger, acquisition or exchange offer and accounts managed by the Franklin Templeton Group.

If you have redeemed, within the previous 365 days, your shares of the Fund or another of the Class I Franklin Templeton Funds which were purchased with a sales charge or assessed a contingent deferred sales charge on redemption. IF A DIFFERENT CLASS OF SHARES IS PURCHASED, THE FULL FRONT-END SALES CHARGE MUST BE PAID AT THE TIME OF PURCHASE OF THE NEW SHARES. You may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Matured shares will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of the Fund redeemed in connection with an exchange into another fund (see "What If My Investment Outlook Changes? - Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge you a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

Any dividends and capital gains you received in cash which you reinvest within 365 days of the payment date of such distribution. To exercise this privilege, your written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distribution Options" under "What Distributions Might I Receive from the Fund?"

If you have redeemed within the past 60 days an investment in an unaffiliated mutual fund which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund.

broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Please see "How Do I Buy and Sell Shares? in the SAI for further information regarding net asset value purchases.


GENERAL

Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.

If the purchase or sale of Fund shares with the assistance of certain banks, as described herein, were deemed to be an impermissible activity for such bank(s) under the Glass-Steagall Act, or other federal laws, such activities would be discontinued by such bank(s). Investors utilizing such bank assistance would then be able to seek other avenues to invest in Fund shares, such as securities dealers registered with the SEC.


WHAT PROGRAMS AND PRIVILEGES ARE AVAILABLE TO ME AS A SHAREHOLDER?

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND IF YOUR SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE "REGISTERING YOUR ACCOUNT" IN THIS PROSPECTUS).

SHARE CERTIFICATES

Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in your name on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or by your securities dealer.

CONFIRMATIONS

A confirmation statement will be sent to you quarterly to reflect the dividends reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, you can arrange to have money transferred automatically from your checking account to the Fund each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. RECEIVE PAYMENTS IN CASH - You may choose to receive your payments in cash. You may have the money sent directly to you, to another party, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you.

Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend a payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

ELECTRONIC FUND TRANSFERS

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.

WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds Class I shares which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. No exchanges between different classes of shares will be allowed. Shareholders may choose to redeem shares of the Fund and purchase Class II shares of another Franklin Templeton Fund but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges. Although there are no exchanges between different classes of shares, Class II shareholders of a Franklin Templeton Fund may elect to direct their dividends and capital gain distributions to the Fund at net asset value.

A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed.

Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:


EXCHANGES BY MAIL

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

EXCHANGES BY TELEPHONE


YOU OR YOUR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF THE FUND BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(R) SYSTEM (DAY OR NIGHT) AT 1-800/247-1753. IF YOU DO NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, YOU SHOULD NOTIFY THE FUND OR INVESTOR SERVICES.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

EXCHANGES THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "Exchanges by Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

ADDITIONAL INFORMATION REGARDING EXCHANGES

Exchanges are made on the basis of the net asset value of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

The contingency period during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period shares are exchanged into and held in a Franklin or Templeton money market fund. If your account has shares subject to a contingent deferred sales charge, shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments unless it is felt that attractive investment opportunities consistent with the Fund's investment objective exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

TIMING ACCOUNTS

Accounts which are administered by allocation or market timing services to exchange shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.


RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.


The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Your purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors, as indicated under "How Do I Buy Shares?", reserve the right to refuse any order for the purchase of shares.

HOW DO I SELL SHARES?

You may liquidate your shares at any time and receive from the Fund the value of the shares. You may redeem shares in any of the following ways:

REDEMPTIONS BY CHECK

The Fund will supply you with redemption drafts (which are similar to checks and are referred to as checks throughout this Prospectus) if you have requested them on the Shareholder Application. The election of the check redemption procedure does not create a checking account or other bank account relationship between you and the Fund or any bank. These checks are drawn through the Fund's custodian, Bank of America NT & SA (the "Custodian" or "Bank"). You will generally not be able to convert a check drawn on the Fund account into a certified or cashier's check by presentation at the Fund's Custodian. You may make checks payable to the order of any person in any amount not less than $100, provided the amount of the check is for not more than 98% of the value of your account. There is no charge for this check redemption procedure.

When a redemption check is presented for payment, the Fund will redeem a sufficient number of full and fractional shares your account to cover the amount of the check. Shares will be redeemed at their net asset value next determined after receipt of a check which does not exceed 98% of the net asset value of the account. This redemption procedure will be permitted only if you have an account in which no share certificates have been issued.

Because the Fund is not a bank, no assurance can be given that stop payment orders on checks you have written will be effective. The Fund, however, will use its best efforts to see that such orders are carried out.

You will be subject to the right of the Custodian to return a redemption check unpaid (marked "insufficient funds") if the amount exceeds 98% of the net asset value of your account at the time the check is presented for payment. This is required since the aggregate value of an account may change and cannot accurately be determined in advance. Therefore, redemption checks should not be used to close a Fund account. The Bank or the Fund reserves the right to terminate this service at any time upon notice to shareholders.

REDEMPTIONS BY MAIL

Send a written request signed by all registered owners to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share is determined as of the scheduled close of the New York Stock Exchange (the "Exchange") (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.


TO BE CONSIDERED IN PROPER FORM, SIGNATURES MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4) share certificates, if the redemption proceeds are in excess of $50,000;
     or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of an account cannot be confirmed, (b) the Fund has been notified of an adverse claim, (c) the instructions received by the Fund are given by an agent, not the actual registered owner, or (d) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.



Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signature(s) guaranteed as referenced above. You are advised, for your own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporations also require a signature guaranteed letter of instruction from the authorized officer(s) of the corporation and a corporate resolution.

Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

REDEMPTIONS BY TELEPHONE

Payment of redemption requests of up to $1,000 (once per business day) will be sent by mail to your address as reflected on the Fund's records. For payments over $1,000, you must first complete the "Wire Redemptions Privilege" section of the Shareholder Application. Proceeds will then be wired directly to the commercial bank or brokerage firm designated by you. Wires will not be sent for redemption requests of $1,000 or less. If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may have redemption proceeds of over $1,000, up to $50,000 per day per Fund account, sent directly to your address of record. No redemptions will be processed on shares for which certificates have been issued. You may obtain additional information about telephone redemptions by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. THE FUND AND INVESTOR SERVICES WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS GIVEN BY TELEPHONE ARE GENUINE. YOU, HOWEVER, BEAR THE RISK OF LOSS IN CERTAIN CASES AS DESCRIBED UNDER "TELEPHONE TRANSACTIONS - VERIFICATION PROCEDURES."

Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Wire payments will be transmitted the next business day following receipt prior to the scheduled close of the Exchange of the request for redemption in proper form. You may wish to allow for longer processing time if you need funds available at a specific time for a specific transaction.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus.

REDEEMING SHARES THROUGH SECURITIES DEALERS

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "Redemptions by Mail" above, as well as a signed letter of instruction, are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to the Fund as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" for more information on the redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

In order to recover commissions paid to securities dealers, all or a portion of investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances. In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived for: exchanges; redemptions through a Systematic Withdrawal Plan set up prior to February 1, 1995 and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); and redemptions initiated by the Fund due to an account falling below the minimum specified account size.


All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.


Unless otherwise specified, requests for redemptions of a specified DOLLAR AMOUNT will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.


ADDITIONAL INFORMATION REGARDING REDEMPTIONS

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption.


The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.

OTHER INFORMATION

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.


"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

OTHER


For any information required about a proposed liquidation, you may call Franklin's Shareholder Services Department. Securities dealers may call Franklin's Dealer Services Department.

TELEPHONE TRANSACTIONS

By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option, (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates (to be sent to the address of record only) and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares? - Redemptions by Telephone" you will be able to redeem shares of the Fund.

VERIFICATION PROCEDURES

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

GENERAL

During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance or send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

HOW ARE FUND SHARES VALUED?

The net asset value per share of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of the Fund).

The net asset value per share of the Fund is determined by deducting the aggregate gross value of all liabilities from the aggregate gross value of all assets, and then dividing the difference by the number of shares outstanding. Assets in the Fund's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

HOW DO I GET MORE INFORMATION ABOUT MY INVESTMENT?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS(Registered Trademark) system at 1-800/247-1753, you may obtain account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, you may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements and deposit slips.

The Fund code, which will be needed to access system information, is 17 followed by the # sign. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone.

                                        HOURS OF OPERATION
                                        (MONDAY THROUGH
DEPARTMENT NAME                   TELEPHONE NO.                FRIDAY)
Shareholder Services              1-800/632-2301     5:30 a.m. to 5:00 p.m.
Dealer Services                   1-800/524-4040     5:30 a.m. to 5:00 p.m.
Fund Information                  1-800/DIAL BEN     5:30 a.m. to 5:00 p.m.
                                                     8:30 a.m. to 5:00 p.m.
                                                     (Saturday)
Retirement Plans                  1-800/527-0637     5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)            1-800/851-0637     5:30 a.m. to 5:00 p.m.


In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.


HOW DOES THE FUND MEASURE PERFORMANCE?

Advertisements, sales literature and communications to you may contain several measures of the Fund's performance, including current yield, various expressions of total return, tax equivalent yield, taxable equivalent and current distribution rate. They may also occasionally cite statistics to reflect the Fund's volatility or risk.


Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods, or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.


Current yield reflects the income per share earned by the Fund's portfolio investments. It is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result. A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to the Fund's current yield (calculated as indicated above).

Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC (see "General Information" in the SAI), are not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of the Fund are reflected in the current distribution rate (or taxable equivalent distribution rate), which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by the current maximum offering price. A taxable equivalent distribution rate demonstrates the taxable distribution rate necessary to produce an after-tax distribution rate equivalent to the Fund's distribution rate (calculated as indicated above). Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gain, and is calculated over a different period of time.


In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, distribution rate or total return may be in any future period.

GENERAL INFORMATION

REPORTS TO SHAREHOLDERS


The Fund's fiscal year ends September 30. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. You may obtain additional copies, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and the SAI.

Organization and Voting Rights

The Trust's name was changed from L.F. Rothschild Managed Trust to Franklin Managed Trust on June 28, 1988. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of shares of beneficial interest of $.01 par value, which may be issued in any number of series and classes. Shares issued will have no preemptive or conversion rights. Shares of each series have equal rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. Additional series or classes may be added in the future by the Board.

Voting rights are noncumulative, so that in any election of trustees, the holders of more than 50% of the shares voting can elect all of the trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board.

The Trust does not intend to hold annual shareholders meetings. The Trust may, however, hold a special shareholders meeting of a series for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.


On December 31, 1988, the Fund acquired all of the net assets of Franklin Corporate Cash Management Fund ("Management Fund") pursuant to an Agreement and Plan of Reorganization which was approved by the shareholders of Management Fund on December 7, 1988.

REDEMPTIONS BY THE FUND


The Fund reserves the right to redeem your shares, at net asset value, if your account has a value of less than $12,500, but only where the value of your account has been reduced by your prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information see "How Do I Buy and Sell Shares?" in the SAI.

Shares of the Fund may or may not constitute a legal investment for investors whose investment authority is restricted by applicable law or regulation. SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM.

REGISTERING YOUR ACCOUNT

Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Your securities dealer should answer any questions regarding an intended registration, or you may call the Franklin's Fund Information Department.



FRANKLIN
MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
FRANKLIN INVESTMENT GRADE INCOME FUND
FRANKLIN CORPORATE QUALIFIED DIVIDEND FUND

STATEMENT OF
ADDITIONAL INFORMATION
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN



FEBRUARY 1, 1996

Franklin Managed Trust (the "Trust") is an open-end management investment company consisting of three separate diversified series: the Franklin Rising Dividends Fund (the "Rising Dividend Fund"), the Franklin Investment Grade Income Fund (the "Investment Grade Fund") and the Franklin Corporate Qualified Dividend Fund (the "Corporate Qualified Fund"). (Each series may also be referred to as the "Fund" or "Funds.") The investment objective of the Rising Dividends Fund is to seek long-term capital appreciation primarily through investments in equity securities of companies that have paid consistently rising dividends over the past ten years. The investment objective of the Investment Grade Fund is to seek a maximum level of income consistent with prudent exposure to risk, through a diversified investment in debt securities and dividend-paying common and preferred stocks, with at least 75% of its assets in investment grade issues. The investment objective of the Corporate Qualified Fund, which is offered only to corporate investors, is to seek high after-tax income by investing primarily in equity securities of domestic companies that generate dividend income qualifying for the 70% dividends-received deduction under current federal income tax law.

A separate Prospectus for each Fund, dated February 1, 1996, each as may be amended from time to time, provides the basic information an investor should know before investing in the Funds and may be obtained without charge from the Trust or from its principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUSES. THIS SAI IS INTENDED TO PROVIDE INVESTORS WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUNDS, AND SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' PROSPECTUSES.

CONTENTS                                   PAGE


  How Do the Funds Invest Their Assets?




Investment Restrictions

Trustees and Officers

Investment Advisory and Other Services




  How Do the Funds Purchase Securities For Their Portfolio?

How Do I Buy and Sell Shares?

How Are Fund Shares Valued?




Additional Information Regarding Taxation

The Trust's Underwriter

General Information

Financial Statements

Appendix




HOW DO THE FUNDS INVEST THEIR ASSETS?




The investment objective of each Fund is described in greater detail in its separate Prospectus. The following discussion supplements the discussion of each Fund's investment objective and policies as set forth in that Fund's Prospectus. There can be no assurance that the objective of any of the Funds will be attained.




INVESTMENT GRADE FUND

As stated in its Prospectus, the Investment Grade Fund may engage in various options and hedging transactions as described below.

OPTIONS ON SECURITIES. To earn additional income, the Investment Grade Fund may write (i.e., sell) covered call and put options with respect to optionable securities of the type in which it may invest. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option (or comparable securities satisfying the cover requirements of the securities exchanges) so long as the option is outstanding and the Fund has not terminated its obligation with a closing purchase transaction, as explained below. While the purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.




A put option written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price at any time before the expiration date. All put options written by the Fund are covered, which means that the Fund has deposited with its custodian cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income. In return for the option premium, however, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

The Fund may also purchase put and call options on securities, but only for limited purposes. The Fund may purchase call options for the purpose of offsetting its obligations pursuant to previously written call options. Such purchases are referred to as closing purchase transactions. The Fund may purchase put options only on U.S. government securities in its portfolio in anticipation of a decline in the market value of such securities and then only in amounts not exceeding 10% of its total assets. Effectively, the Fund's ability to purchase put options allows it to protect unrealized gains in appreciated U.S. government securities in its portfolio without actually selling the securities and while continuing to receive interest income on the securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund will pay brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the Fund's portfolio turnover rate.

One of the principal risks associated with the Fund's options activities is the risk that a liquid secondary market on an options exchange may not exist for any particular option at any particular time, and for some options no secondary market may exist on an exchange or elsewhere. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The Fund expects to purchase and write only exchange traded options until such time as its investment manager determines that the over-the-counter market in options is sufficiently developed and appropriate disclosure is furnished to prospective and existing shareholders. Transactions in options are generally considered "derivative securities."

OPTIONS ON FUTURES. For bona fide hedging purposes, the Fund may purchase put and call options on interest rate futures contracts which are traded on exchanges that are licensed and regulated by the Commodities Futures Trading Commission ("CFTC") for the purposes of options trading. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) for a specified exercise price at any time before the option expires. Interest rate futures contracts are contracts for the future delivery of U.S. government securities and index-based futures contracts that are, in the opinion of the Fund's investment manager, sufficiently correlated with the Fund's portfolio to permit effective hedging against adverse changes in interest rates.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (i.e., to deliver a "long" position to the Fund as the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put option, the writer of the option is obligated to purchase the futures contract (i.e., deliver a "short" position to the Fund as the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.

The Fund is entitled to be paid the amount of any gain realized by it with respect to any option it has purchased upon the exercise of the option. Most participants in the options markets, however, do not seek to realize their gains or losses by exercise of their options rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. The Fund's ability to establish and close out options positions at fairly established prices is subject to the maintenance of a liquid market.

Options on futures can be used by the Fund to hedge the same risks as might be hedged by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But, in contrast to a futures transaction in which only transaction costs are involved, the benefits received in an option transaction will be reduced by the amount of the premium and transaction costs paid by the Fund. There may also be circumstances when the purchase of an option on an interest rate futures contract would result in a loss to the Fund when the purchase (or sale) of the futures contract itself would not result in a loss, such as when there is no movement in the price of the futures contract or the underlying security. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium paid, plus any transaction costs.

At the time the Fund enters into a futures contract, it will maintain, with its custodian, assets in a segregated account to cover its obligations with respect to such contract to the extent required by SEC rules. Such securities may consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contract.

In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The principal risk, as stated in the Fund's Prospectus and discussed above in connection with options on securities, is the possibility that no liquid market for the option will exist to permit the Fund to establish and close out its positions. Transactions in options on futures are generally considered "derivative securities."

Limitations on Futures Transactions. The Fund has represented to the CFTC that it will purchase options on interest rate futures contracts solely for bona fide hedging purposes within the meaning of CFTC regulations. The Fund has also represented to the CFTC that it will not purchase any options on interest rate futures contracts if, as a result, the sum of premiums paid for the options the Fund has purchased would exceed 5% of the Fund's total assets. This limitation on the Fund's options transactions is not fundamental and may be changed by the Board of Trustees as the CFTC permits.

FOREIGN SECURITIES. Investments in debt securities issued by foreign corporations, governments and their instrumentalities, and by supranational entities offer potential benefits not available from investments solely in securities issued by the U.S. government. These benefits include the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States, or the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not move in a manner parallel to U.S. markets.

Investments in debt securities of foreign governments present special risks and considerations not typically associated with investments in securities issued by the U.S. government. Such risks include: reductions of income as a result of foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of information about foreign governments; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to the U.S. government; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulty in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased risk of delays in settlement of portfolio transactions or loss of certificates for portfolio securities because of the lesser speed and reliability of mail service; possibilities of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed. While the Fund may invest in foreign securities without limitation, the Fund's current operating policy is not to invest more than 25% of its assets in the debt securities of foreign governments.

ADDITIONAL INFORMATION ON RATES OF RETURN. Since the end of World War II, bonds have typically provided a return averaging about 6% above the inflation rate. The following table demonstrates the real rate of return from corporate bonds rated "A" by Moody's Investors Service ("Moody's") over the past ten years. Investors should note that the Fund's portfolio is not comprised exclusively of such bonds. Accordingly, the table is for illustrative purposes only. The table is not indicative of the Fund's past, present or future performance. Moreover, historical returns are not indicative of future returns. The source of this information is the U.S. Bureau of Labor Statistics and Moody's:

                                        REAL RATES OF RETURN
                          MOODY'S
                         CORPORATE
                           A BOND     INFLATION             REAL RATE
                           INDEX*     RATE (CPI)**          OF RETURN
1985                       11.19        3.80                7.39
1986                        9.41        1.10                8.31
1987                       10.62        4.43                6.19
1988                       10.11        4.42                5.69
1989                        9.39        4.65                4.74
1990                        9.64        6.11                3.53
1991                        8.82        3.06                5.76
1992                        8.37        2.90                5.47
1993                        7.31        2.75                4.56
1994                     [to come]           [to come]           [to come]
Average                  [to come]           [to come]           [to come]

*Moody's Corporate A Bond Index Yields are year-end yields. Investors cannot invest directly in an index.

**Inflation rate is demonstrated by annual rates of the Consumer Price Index
(CPI).

RATINGS OF ELIGIBLE PORTFOLIO SECURITIES




As stated in the Prospectus, the Investment Grade Fund will invest in debt securities (and to a more limited extent, dividend paying common and preferred stocks) with the objective of generating a maximum level of income consistent with prudent exposure to risk and will generally invest (i.e., invest at least 75% of its net assets) in debt securities in one of the four highest rating categories of Moody's or Standard & Poor's Corporation ("S&P") or in unrated securities that are of equivalent quality. The Corporate Qualified Fund will invest at least 95% of its net assets in issuers whose long-term debt securities are either in one of the four highest rating categories or, if unrated, are of equivalent quality as determined by the Fund's investment manager. An Appendix discussing these ratings is included at the back of this SAI.

The Investment Grade Fund may invest up to 25% of its portfolio in debt securities with lower ratings or in unrated securities that are of lower equivalent quality (sometimes referred to as "junk bonds" in the popular media). The Fund, however, will not invest (i) in any debt securities rated lower than B by Moody's or S&P, (ii) in any equity securities of an issuer if a majority of the debt securities of such issuer is rated lower than B by Moody's or S&P, or
(iii) in any unrated debt securities that the Fund's investment manager considers to be of lower equivalent quality than securities rated B by Moody's or S&P. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. Debt securities rated B by Moody's are regarded as generally lacking the characteristics of desirable investments and, in Moody's judgment, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt securities rated BB or B by S&P are regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B the second lowest degree of speculation. In S&P's judgment, while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Companies that issue high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During such periods, such issuers may not have sufficient earnings to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The current economic downturn has disrupted the market for high yield bonds and adversely affected the value of outstanding bonds and the ability of issuers of such bonds to repay principal and interest. Future economic downturns could have the same effect.




High yielding, fixed-income securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. Although such securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income and distributions to shareholders. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications.

The Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent a secondary trading market for high yielding, fixed-income securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs, or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current value for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales.

Factors adversely impacting the market value of high yielding securities could adversely impact the net asset value of the Fund to the extent of any such securities held in its portfolio. In addition, the Fund could incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the investment manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.




CORPORATE QUALIFIED FUND

The Corporate Qualified Fund is specially designed for corporate investors, including banks and savings and loan associations, that may not deduct certain interest expenses under tax laws and that may be seeking an enhanced investment return through use of the corporate dividends-received deduction. As stated in its Prospectus, the Corporate Qualified Fund may invest in adjustable rate and auction rate preferred stocks. The characteristics of these two types of preferred stocks are discussed below.




ADJUSTABLE RATE PREFERRED STOCKS. In May 1982, several major U.S.
corporations, including some of the largest U.S. bank holding companies, began issuing preferred stocks with cumulative and adjustable dividends. These securities have specific characteristics differing from other types of preferred stocks.

Regardless of the issuer, adjustable rate preferred stocks generally have the same terms and provisions, except for the specific adjustment formula used to determine their quarterly dividend rate. Such formulas vary in regard to (i) the fixed amount of premium or discount in relation to a particular U.S. Treasury instrument rate and (ii) the minimum and maximum range within which the dividend rate may fluctuate. The rate for each quarterly dividend period is referred to by all issuers as the "Applicable Rate."

The Applicable Rate is determined by the issuer at the beginning of each quarterly dividend period. It is calculated, in part, by adding or subtracting (depending upon the terms of the issue) either a fixed number of basis points (a basis point being equal to 1/100 of 1%) or a percentage calculation to the highest of three specified rates, namely a "Treasury Bill Rate," a "10-Year Constant Maturity Rate" and a "20-Year Constant Maturity Rate."

The Treasury Bill Rate is based upon the average market discount rate of three-month U.S. Treasury bills. The other rates are based upon the average yields to maturity of ten-year and twenty-year U.S. Treasury fixed interest rate securities. Such data is published weekly by the Federal Reserve Board, and the issuers of the adjustable rate preferred stocks, in setting their next Applicable Rate, generally use the two most recent weekly figures published immediately prior to the 10 calendar days preceding a new quarterly dividend period. The premium or discount to be added to or subtracted from the highest of the three rates is fixed by the issuer at the time the adjustable rate preferred stocks are issued and cannot be changed. At issuance, however, the issuer sets a maximum and minimum Applicable Rate which may be paid for any dividend period.

While most issues of adjustable rate preferred stocks are rated by the major rating services, the Fund may invest in any adjustable rate preferred stock regardless of its rating or non-rating. The Fund's investment manager will, however, consider such rating or non-rating as one of the factors in selecting issues for the Fund's portfolio. Generally, the Fund will invest in adjustable rate preferred stocks of issuers whose long-term debt securities are either rated in one of the four highest rating categories of Moody's or S&P or, if unrated, are of equivalent quality as determined by the Fund's investment manager. See "Ratings of Eligible Portfolio Securities" above or the Appendix to this SAI for a further discussion of ratings.

AUCTION RATE PREFERRED STOCKS. Auction rate preferred stocks are similar to short-term, corporate money market instruments in that the auction rate preferred stockholder normally has the opportunity to liquidate at par every 49 days, at which time the dividend rate is reset. Generally, the maximum dividend rate ranges from 110% to 250%, depending on quality, of the 60-day "AA" Composite Commercial Paper Rate and the minimum rate is 56% of the same rate. In this type of auction, bids are made by broker-dealers, either as agent for their customers or for their own account, for a certain amount of shares at a specified yield. The dividend rate set by the auction is the lowest rate that includes enough bids to cover all the shares being sold. This procedure is designed to enable auction rate preferred shares to be purchased and sold at their par value.

The shares generally are redeemable at par value plus accrued dividends at the option of the issuer if certain conditions are met regarding the dividend rate set by the auction.

Auction rate preferred shares may be purchased or sold by the Fund pursuant to a bid or a sell order placed in an auction. If there are insufficient bids to cover all sell orders at any auction, then the sellers, which may include the Fund, may only be able to sell a portion of the shares submitted for sale, or perhaps none at all. To date, most, but not all, auctions have included sufficient bids to accommodate all shares submitted for sale. If a future auction at which the Fund has submitted shares for sale fails to contain sufficient bids, the Fund's investment manager believes that the Fund would be able to sell its shares in the marketplace.

The Fund may at any time sell its auction rate preferred stock to another purchaser outside of the auction process at a price which will reflect the share's par value plus a mutually agreed upon yield factor. Such purchaser must have signed a Purchaser's Letter to the designated depository stating that: (a) the Purchaser understands the terms of the auction and agrees to participate under such terms; (b) the Purchaser will sell, transfer, or dispose of the shares of the auction rate preferred stock only pursuant to the terms regarding the issue; and (c) the ownership of the shares will be maintained in book-entry form pursuant to the provisions in the issuer's prospectus.

While all current issues of auction rate preferred stocks are rated by the major rating services, the Fund may invest in any auction rate preferred stock regardless of its rating or future non-rating. The Fund's investment manager will, however, consider such rating or non-rating as one of the factors in selecting issues for the Fund's portfolio. Generally, the Fund will only invest in auction rate preferred stocks of issuers whose long-term debt securities are either rated in one of the four highest rating categories of Moody's or S&P or, if unrated, are of equivalent quality as determined by the Fund's investment manager. An Appendix discussing these ratings is included at the back of this SAI.




RISING DIVIDENDS FUND

Foreign Securities. As noted in its Prospectus, the Rising Dividends Fund may invest in foreign securities. When purchasing foreign securities, the Fund will ordinarily purchase securities which are traded in the United States or purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. A sponsored ADR is an ADR in which establishment of the issuing facility is brought about by the participation of the issuer and the depositary institution pursuant to a deposit agreement which sets out the rights and responsibilities of the issuer, the depositary and the ADR holder. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, thereby ensuring that ADR holders will be able to exercise voting rights through the depositary with respect to the deposited securities. An unsponsored ADR has no sponsorship by the issuing facility and additionally, more than one depositary institution may be involved in the issuance of the unsponsored ADR. It typically clears, however, through the Depositary Trust Company and therefore, there should be no additional delays in selling the security or in obtaining dividends. Although not required, the depositary normally requests a letter of non-objection from the issuer. In addition, the depositary is not required to distribute notices of shareholders' meetings or financial information to the purchaser. The Fund may also purchase the securities of foreign issuers directly in foreign markets so long as, in the investment manager's judgment, an established public trading market exists (that is, there are a sufficient number of shares traded regularly relative to the number of shares to be purchased by the Fund).




Any investments made by the Fund in foreign securities where delivery takes place outside the United States will be made in compliance with applicable United States and foreign currency restrictions and other tax laws and laws limiting the amount and types of foreign investments. Changes of governmental administrations, economic or monetary policies in the United States or abroad, or changed circumstances in dealings between nations could result in investment losses for the Fund and could adversely affect the Fund's operations. The Fund's purchase of securities in foreign countries will involve currencies of the U.S. and of foreign countries; consequently, changes in exchange rates, currency convertibility and repatriation may favorably or adversely affect the Fund. Although current regulations do not, in the opinion of the Fund's investment manager, seriously limit the Fund's investment activities, if such regulations are changed in the future, they may restrict the ability of the Fund to make its investments or impair the liquidity of the Fund's investments.

Securities which are acquired by the Fund outside of the United States and which are publicly traded in the United States or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets if (a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market or (b) current market quotations are readily available. The Fund will not acquire the securities of foreign issuers outside of the United States under circumstances where, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market. Investors should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Notwithstanding the fact that the Fund intends to acquire the securities of foreign issuers only where there are public trading markets, investments by the Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund's portfolio and the Fund's ability to meet a large number of shareholders' redemption requests should there be economic or political turmoil in a country in which the Fund has its assets invested or should relations between the United States and a foreign country deteriorate markedly.

ADDITIONAL INFORMATION RELEVANT TO ALL FUNDS




LENDING OF PORTFOLIO SECURITIES. As noted in the Prospectuses, each Fund is permitted to lend up to 30% of its portfolio securities but each currently intends limit such activity to no more than 5% of each Fund's assets. Under this arrangement, the borrower must deposit with a Fund's custodian collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. Such collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term, interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Fund or the borrower at any time, including when necessary to enable such Fund to be the record owner for each dividend paid by the issuer thereof. A Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.




INVESTMENT RESTRICTIONS

The following policies and investment restrictions have been adopted by each Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of that Fund's outstanding voting securities as defined in the 1940 Act. A FUND MAY NOT:

 1. Invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities), if immediately after and as a result of such investment (a) more than 5% of the total assets of the Fund would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund.

 2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

 3. (a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 15% of its total assets (at the lower of cost or fair market value) or (b) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

 4. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

 5. Buy or sell interests in oil, gas or mineral exploration or development programs, or real estate. (Does not preclude investments in marketable securities of companies engaged in such activities.)

 6. Purchase or hold securities of any issuer if, at the time of purchase or thereafter, any of the trustees or officers of the Trust or the Fund's investment manager owns beneficially more than one-half of 1%, and all such trustees or officers holding more than one-half of 1% together own beneficially more than 5% of the issuer's securities.

 7. Invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with predecessors, of at least three years of continuous operation. (This is an operating policy which may be changed without shareholder approval.)

 8. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options. (Does not preclude bona fide hedging transactions by the Investment Grade Fund, including the purchase or sale of options and options on futures contracts.)

 9. With respect to the Investment Grade Fund and Corporate Qualified Fund, invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. With respect to the Rising Dividends Fund, it may invest up to 10% of its assets in the securities of other investment companies, subject to the limitations of the 1940 Act, or more as they may be acquired pursuant to a merger, consolidation or acquisition of assets. (This is an operating policy which may be changed without shareholder approval.)

10. Invest more than 10% of its assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

11. Invest in any issuer for purposes of exercising control or management.

12. Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)

13. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit any Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions. (This is an operating policy which may be changed without shareholder approval.)

Other Policies. Pursuant to an undertaking given to the Texas State Securities Board, each Fund may not invest in excess of 5% of the value of a Fund's net assets in warrants. No more than 2% of the value of a Fund's net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchanges. Warrants acquired by a Fund in units or attached to securities will be deemed to be without value.

TRUSTEES AND OFFICERS




The Board of Trustees ("Board") has the responsibility for the overall management of the Trust, including general supervision and review of its investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering day-to-day operations of the Trust. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).

Frank T. Crohn (71)
7251 West Palmetto Park Road
Boca Raton, FL 33433

Trustee

Chairman and Chief Executive Officer, Financial Benefit Life Insurance Company and Financial Benefit Group, Inc.; Director, Unity Mutual Life Insurance Company; and trustee of three of the investment companies in the Franklin Group of Funds.

*William J. Lippman (70)
One Parker Plaza
Fort Lee, NJ 07024

President and Trustee

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; officer and/or director or trustee of six of the investment companies in the Franklin Group of Funds.

Charles Rubens II (65)
18 Park Road
Scarsdale, NY 10583

Trustee

Private Investor; and trustee of three of the investment companies in the Franklin Group of Funds.

Leonard Rubin (70)
501 Broad Avenue
Ridgefield, NJ 07657
Trustee

Chairman of the Board, Carolace Embroidery Co., Inc.; President, F.N.C Textiles, Inc.; Vice President, Trimtex Co. Inc.; and trustee of three of the investment companies in the Franklin Group of Funds.

Harmon E. Burns (50)
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

Kenneth V. Domingues (63)
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President - Financial Reporting and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan (35)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (47)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

Rupert H. Johnson, Jr. (55)
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (56)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Edward V. McVey (58)
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

R. Martin Wiskemann (69)
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 20 of the investment companies in the Franklin Group of Funds.

The preceding table indicates those officers and directors who are also affiliated persons of Distributors and Advisers. Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $1,800 per month plus $900 per meeting attended. As indicated above, certain of the Fund's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Fund and by other funds in the Franklin Templeton Group of Funds.

 .
                                                            NUMBER OF BOARDS IN
                                                            THE  FRANKLIN
                                       TOTAL FEES RECEIVED  TEMPLETON GROUP OF
                                       FROM THE FRANKLIN    FUNDS ON WHICH EACH
                      TOTAL FEES       TEMPLETON GROUP OF   SERVES***
                      RECEIVED FROM    FUNDS**
NAME                  FUNDS*
Frank T. Crohn        $10,800              $14,700                    3
Charles Rubens, II     11,700               15,900                    3
Leonard Rubin          11,700               15,900                    3

*   For the fiscal year ended September 30, 1995.
**  For the calendar year ended December 31, 1994.
*** The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the directors are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of approximately 162 U.S. based funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or director received any other compensation directly from the Fund. Certain officers or directors who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. For additional information concerning trustee compensation and expenses, please see the Fund's Annual Report to Shareholders.

As of November 3, 1995 the directors and officers, as a group, owned of record and beneficially approximately 155,402 shares of Class I of the Rising Dividends Fund (approximately 1% of its total outstanding shares), 1,862 shares of the Investment Grade Fund (less than 1% of its total outstanding shares) and none of the Corporate Qualified Fund. Many of the Fund's trustees also own shares in various of the other funds in the Franklin Templeton Group of Funds.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager of each of the Funds is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company whose shares are listed on the New York Stock Exchange ("Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services.

Pursuant to separate management agreements for each Fund, the Manager provides investment research and portfolio management services, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom each Fund's portfolio transactions are executed. The Manager's activities are subject to the review and supervision of the Trust's Board of Trustees to whom the Manager renders periodic reports of each Fund's investment activities. Under the terms of the management agreement office, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of each Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Trust. See the Statement of Operations in the financial statements in the Fund's Annual Report to Shareholders dated September 30, 1995.

Pursuant to their respective management agreements, the Corporate Qualified Fund and the Investment Grade Fund are each obligated to pay the Manager a monthly fee computed at the annual rate of 0.50% of average daily net assets of each Fund on the first $500 million of net assets, 0.45% on the next $500 million and 0.40% on net assets in excess of $1 billion. Pursuant to its management agreement, the Rising Dividends Fund is obligated to pay the Manager a monthly fee computed at the annual rate of 0.75% of average daily net assets of the Fund on the first $500 million of net assets, 0.625% on the next $500 million and 0.50% on net assets in excess of $1 billion. The management agreements also provide for the payment of $40,000 per year by each Fund to Advisers for the provision of certain accounting, bookkeeping and recordkeeping functions for each Fund. Each class of the Rising Dividend Fund will pay its share of the fees as determined by the proportion of the Fund that it represents.




The management agreements specify that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by each Fund as prescribed by any state in which a Fund's shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of a Fund, 2% of the next $70 million of average net assets of a Fund and 1.5% of average net assets of a Fund in excess of $100 million. Expense reductions have not been necessary based on state requirements.




Management fees paid by the Funds for the past three fiscal years ending on September 30, 1995 were as follows:

FUND                                   1993*           1994            1995
CORPORATE QUALIFIED FUND            $  126,523      $  164,449     $  141,798
RISING DIVIDENDS FUND                1,746,035       2,279,672      1,866,215
INVESTMENT GRADE FUND                  136,977         155,866        144,062

*covers a nine-month period only due to a change in the Trust's fiscal year

The management agreements are in effect until March 31, 1996. Thereafter, they may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of a Fund's outstanding voting securities, and in either event by a majority vote of the trustees who are not parties to the management agreements or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. Each management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of a Fund's outstanding shares, or by the Manager on 60 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.




Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Trust and acts as the Trust's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of each Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.




Tait, Weller & Baker, Two Penn Center Plaza, Suite 700, Philadelphia, Pennsylvania 19102, are the Trust's independent auditors. During the fiscal year ended September 30, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders dated September 30, 1995.

HOW DOES THE FUND PURCHASE SECURITIES FOR ITS PORTFOLIO?

Under the current management agreements with Advisers, the selection of brokers and dealers to execute transactions in each Fund's portfolio is made by the Manager in accordance with criteria set forth in the management agreements and any directions which the Board may give.

When placing a portfolio transaction, the Manager attempts to obtain the best net price and execution of the transaction. On portfolio transactions which are done on a securities exchange, the amount of commission paid by a Fund is negotiated between the Manager and the broker executing the transaction. The Manager seeks to obtain the lowest commission rate available from brokers which are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Trust seeks to obtain prompt execution of orders at the most favorable net price.



The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in a Fund's best interests, the Manager may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will have to pay a higher commission than would be the case if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Manager, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to a Fund or assist the Manager in carrying out its responsibilities to a Fund, or when it is otherwise in the best interest of a Fund to do so, whether or not such data may also be useful to the Manager in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, the Manager may decide to execute transactions through brokers who provide quotations and other services to each of the Funds, specifically including the quotations necessary to determine the value of a Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to the Funds and Manager in such amount of total brokerage as may reasonably be required.

It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Trust's officers are satisfied that the best execution is obtained, the sale of shares of the Funds may also be considered as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of a Fund, any portfolio securities tendered by such Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under a Fund's management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund. FUND 1993* 1994 1995 CORPORATE QUALIFIED FUND 0 $ 498 $ 75,773 RISING DIVIDENDS FUND $227,754 219,703 140,209
INVESTMENT GRADE FUND 0 0 0

*covers a nine-month period only due to a change in the Trust's fiscal year



As of September 30, 1995, the Funds did not own securities of their regular broker-dealers.

HOW DO I BUY AND SELL SHARES?




All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of a Fund must be denominated in U.S. dollars. Each Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to a shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.




In connection with exchanges (see the Prospectus "What If My Investment Outlook Changes? - Exchange Privilege"), note that since the proceeds from the sale of shares of mutual fund generally are not available until the fifth business day following the redemption, the fund into which you are seeking to exchange reserves the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of a Fund to complete an exchange for shares of any of the investment companies will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective.

Dividend checks returned by the postal service marked "unable to forward" will be deemed to your authorization to change the dividend option and the proceeds will be reinvested in additional shares at net asset value until new instructions are received from you.

The Fund may impose a $10 charge for each returned item , against any shareholder account which, in connection with the purchase of Fund shares, submits a check or a draft which is returned unpaid to the Fund.




Each Fund may deduct from a shareholder's account the costs of its efforts to locate a shareholder if mail is returned as undeliverable or the Fund is otherwise unable to locate the shareholder or verify the current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, each Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or an affiliate of Distributors, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of each Fund may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of each Fund will be offered with the following schedule of sales charges:

SIZE OF PURCHASE - IN U.S. DOLLARS             SALES CHARGE
----------------------------------             ------------
Up to $100,000                                      3%
$100,000 to $1,000,000                              2%
Over $1,000,000                                     1%

PURCHASES AND REDEMPTIONS
THROUGH SECURITIES DEALERS




Orders for the purchase of shares of a Fund received in proper form prior to the scheduled closing of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to such Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled closing of the Exchange will be effected at the Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.



Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to the customer resulting from failure to do so must be settled between the customer and the securities dealer.



SPECIAL NET ASSET VALUE PURCHASES - CLASS I ONLY

As discussed in the Prospectuses of the Investment Grade Fund and the Rising Dividends Fund under "How Do I Buy Shares? - Description of Special Net Asset Value Purchases," certain categories of investors may purchase shares of Class I of such Funds without a front-end sales charge ("net asset value") or a contingent deferred sales charge. Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for such purchases, as indicated below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer, or set off against other payments due to the securities dealer, in the event of investor redemptions made within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or its affiliates, and the securities dealer.

The following amounts may be paid by Distributors or one of its affiliates, out of its own resources, to securities dealers who initiate and are responsible for
(i) purchases of most equity and taxable-income Franklin Templeton Funds made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1.00% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and (ii) purchases of most taxable-income Franklin Templeton Funds made at net asset value by non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, Distributors, or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

LETTER OF INTENT. You may qualify for a reduced sales charge on the purchase of shares of a Fund, as described in the Prospectuses. At any time within 90 days after the first investment which you want to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent ("Letter") section completed, may be filed with the Fund. After the Letter is filed, each additional investment you make will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make (other than by a designated benefit plan) during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If you do not complete the Letter within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount you actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated benefit plans. If you execute a Letter prior to a change in the sales charge structure for a Fund will be entitled to complete the Letter at the lower of (i) the new sales charge structure; or (ii) the sales charge structure in effect at the time you filed the Letter with the Fund.

As mentioned in the Prospectuses, five percent (5%) of the amount of the total intended purchase will be reserved in shares of a Fund registered in your name (unless the investor is a designated benefit plan). If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you specify. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will need to remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance, the reserved shares held for your account will be deposited to an account your name or delivered to you or as you specify. If you do not pay the difference in sales charge within 20 days after the Fund sends you a written request, the redemption of an appropriate number of reserved shares to realize such difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded you.

If a Letter is executed on behalf of a benefit plan (such plans are described under "Purchases at Net Asset Value" in the Prospectuses of the Investment Grade Fund and the Rising Dividends Fund), the level and any reduction in sales charge for these designated benefit plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter of Intent. Benefit plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are benefit plans entitled to receive retroactive adjustments in price for investments made before executing the Letter of Intent.




REDEMPTIONS IN KIND

Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of such Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should a Fund do so, a shareholder may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind; however, should it happen, shareholders may not be able to timely recover their investment and may also incur brokerage costs in selling such securities.

REDEMPTIONS BY THE FUNDS




Due to the relatively high cost of handling small investments, each Fund reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose account has a value of less than one-half of the initial minimum investment required for that shareholder, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares. Until further notice, it is the present policy of each Fund not to exercise this right with respect to any shareholder whose account has a value of $50 or more in the Rising Dividends Fund or the Investment Grade Fund and $12,500 in the Corporate Qualified Fund. In any event, before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $100 in the Rising Dividends Fund or the Investment Grade Fund and $25,000 in the Corporate Qualified Fund.

HOW ARE FUND SHARES VALUED?

As noted in the Prospectus, each Fund calculates its net asset value as of the scheduled closing of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Trust is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled closing of trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value. If events materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board.

Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask price. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of trustees, the Trust may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled closing of the Exchange. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled closing of the Exchange which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board.

Auction rate preferred stocks held by the Corporate Qualified Fund are valued based upon quotations readily available in the marketplace, but if there are no such readily available quotations with respect to a given security, such security is valued based upon the market value of comparable securities, if any, traded in the market place. As a practical matter, the value of auction rate preferred stock in the secondary market has a consistent history, to date, of trading at its par value plus an accrual of the dividend income to be received on the issuer's next dividend payment date plus or minus some adjustment for possible changes in interest rates or as a commission. Accordingly, when market values based upon readily available market quotations are not determinable for such securities held by the Fund, or for comparable securities, then such securities may be valued at their par value plus an accrual of the dividends to be received on the next dividend payment date. The Manager, on behalf of the Board, may also assign a fair value different from par value (plus an accrual of dividend income due) to any auction rate preferred stock for which a market quotation is not readily available if the Manager believes the value of such security has been materially affected by changes in the issuer's creditworthiness or in the market place for trades in such security. The Board continually reviews this procedure and makes such changes as it feels are needed to enable the Fund to best reflect the daily fair value of its portfolio securities..

REINVESTMENT DATE

Shares acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month, and does not affect the amount or value of the shares acquired.

REPORTS TO SHAREHOLDERS

The Trust sends annual and semi-annual reports to its shareholders regarding each Fund's performance and its portfolio holdings. Shareholders who would like to receive an interim quarterly report may phone Fund Information at 1-800 DIAL BEN.

SPECIAL SERVICES

The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Funds. The cost of these services is not borne by the Funds.




Investor Services may pay certain financial institutions which maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such beneficial owners. For each beneficial owner in the omnibus account, a Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. Such financial institutions may also charge a fee for their services directly to their clients.

ADDITIONAL INFORMATION REGARDING TAXATION

As stated in the Prospectuses, each of the Funds has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income distributions paid by a Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by a Fund (generally, dividends from U.S. domestic corporations, the stock in which is not debt-financed by the Fund and is held for at least a minimum holding period) is less than 100% of its distributable income, then the amount of the Fund's dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be provided by a Fund annually in a notice to shareholders mailed shortly after the end of the Fund's fiscal year.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to a Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the calendar year in which they are declared. Each Fund intends as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of the sales charge incurred in purchasing shares of a Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult with their tax advisors concerning the tax rules applicable to the redemption or exchange of Fund shares.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

The Investment Grade Income Fund's investment in options and futures contracts are subject to many complex and special tax rules. For example, the Fund's treatment of options on futures contracts, regulated futures contracts, and certain foreign currency forward contracts and options thereon is generally governed by Section 1256 of the Code.

Absent a tax election to the contrary, each such Section 1256 position held by the Investment Grade Income Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to recognize taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to shareholders by the Fund.

When the Investment Grade Income Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

As a regulated investment company, a Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit a Fund's ability to engage in options, straddles, hedging transactions and forward or futures contracts because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for a Fund.

The Investment Grade Income Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

Foreign exchange gains and losses realized by the Investment Grade Income Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to shareholders.

In order for a Fund to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income, and no more than 30% of its annual gross income may be derived from the sale or other disposition of securities or certain other instruments held for less than 3 months. Foreign exchange gains, derived by a Fund with respect to a Fund's business of investing in stock or securities, or options or futures with respect to such stock or securities, constitutes qualifying income for purposes of the 90% limitation.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to a Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly-related gains arising from foreign currency positions or instruments held for less than 3 months are treated as derived from the disposition of securities held less than 3 months in determining a Fund's compliance with the 30% limitation. A Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with these requirements.

Foreign securities which meet the definition in the Code of a Passive Foreign Investment Company ("PFIC") may subject a Fund to an income tax and interest charge with respect to such investments. To the extent possible, a Fund will avoid such treatment by not investing in PFIC securities or by adopting other tax strategies for any PFIC securities it does purchase.

If a Fund owns shares in a foreign corporation that constitutes a PFIC for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any federal income tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted basis, if elected) of the assets held by the corporation produce "passive income."

On April 1, 1992, proposed U.S. Treasury regulations were issued regarding a special mark-to-market election for regulated investment companies. Under these regulations, the annual mark-to-market gain, if any, on shares of stock held by a Fund in a PFIC would be treated as an excess distribution received by the Fund in the current year, eliminating the deferral and the related interest charge. Such excess distribution amounts are treated as ordinary income, which a Fund will be required to distribute to shareholders even though the Fund has not received any cash to satisfy this distribution requirement. These regulations would be effective for taxable years ending after promulgation of the proposed regulations as final regulations.

The Investment Grade Income Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. Because the Fund has invested and intends in the future to invest 50% or less of its total assets in securities of foreign corporations, it is not entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by the Fund.

Gain realized by a Fund from transactions entered into after April 30, 1993 that are deemed to constitute "conversion transactions" under the Code and which would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined by the Code as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of a Fund's expected return is attributable to the time value of the Fund's net investment in such transaction and any one of the following criteria are met: 1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future; 2) the transaction is an applicable straddle; 3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or 4) the transaction is specified in Treasury regulations to be promulgated in the future. The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or Section 263(g) of the Code concerning capitalized carrying costs.

THE TRUST'S UNDERWRITER




Pursuant to separate underwriting agreement in effect until March 31, 1996, Distributors acts as principal underwriter in a continuous public offering for shares of each series and class of the Trust. The underwriting agreements will continue in effect for successive annual periods provided that their continuance is specifically approved at least annually by a vote of the Board, or by a vote of the holders of a majority of each Fund's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreements or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreements terminate automatically in the event of their assignment and may be terminated by either party on 60 days' written notice.




Distributors pays the expenses of distribution of each Fund's shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.




Prior to May 1, 1994, Distributors allowed the entire underwriting commission on the sale of each Fund's shares to the securities dealer of record, if any, on an account. After April 30, 1994, the Corporate Qualified Fund was the only series of the Trust which continued to do so while the Rising Dividends and Investment Grade Funds changed their sales and dealer allowance. The following table shows the aggregate underwriting commissions for the three fiscal years ended September 30, 1995:

FUND                       UNDERWRITING COMMISSIONS          PAID TO SECURITIES
                                                                   DEALERS
CORPORATE QUALIFIED FUND
1993*
1994                                          $80,044                   $79,834
1995                                          123,950                   123,950
                                              112,146                   111,847
RISING DIVIDENDS FUND
1993*
1994                                        5,954,053                 5,951,711
1995                                        1,072,849                 1,058,163
                                              398,787                    43,504
INVESTMENT GRADE FUND
1993*
1994                                          190,069                   189,691
1995                                          149,801                   148,229
                                               75,773                    70,781
*covers a nine-month period only

Effective February 1, 1995, Distributors may be entitled to retain net underwriting discounts and commissions in connection with redemptions or repurchases of shares. None were retained for period ending on September 30, 1995. Distributors may be entitled to reimbursement under the distribution plans of the Funds as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION PLANS

The Corporate Qualified Fund, the Investment Grade Fund and each class of the Rising Dividends Fund have adopted, separate distribution plans pursuant to Rule 12b-1 under the 1940 Act. (The following discussion will refer to the "Class I Plan" for "Class II Plan", for Class II Rising Dividends Fund only, or "Plans").

THE CLASS I PLANS

Pursuant to the Class I Plans, each Fund may pay up to a maximum of 0.25% per annum of the Fund's average daily net assets for expenses incurred in the promotion and distribution of Fund shares.

Pursuant to the Class I Plans, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum as stated above) for actual expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with Distributors. In addition, for the Rising Dividends Fund, the Plan provides that up to an additional 0.25% may be paid to Distributors or others as a service fee to reimburse such service providers for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Thus, the amounts payable under the Plan relating to the Rising Dividends Fund total 0.50%.

The Class I Plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.

THE CLASS II PLAN

Under the Class II Plan, the Rising Dividends Fund pays to Distributors annual distribution fees, payable quarterly, of 0.75% per annum of Class II's average daily net assets. Such fees may be used in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of Class II. All expenses of distribution and marketing over that amount will be borne by Distributors, or others who have incurred them, without reimbursement by the Fund. In addition to this amount, under the Class II Plan, the Fund shall pay .25% per annum, payable quarterly, of Class II's average daily net assets as a servicing fee. This fee will be used to pay dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, and similar activities related to furnishing personal services and maintaining shareholder accounts. Distributors may pay the securities dealer, from its own resources, a commission of up to 1% of the amount invested at the time of investment.

IN GENERAL

In addition to the payments to which Distributors or others are entitled under the Plans, the Plans also provide that to the extent the Funds, the Manager or Distributors or other parties on behalf of the Funds, the Manager or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of each series or class of shares of the Trust within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plans.

In no event shall the aggregate asset-based sales charges which include payments made under a Plan, plus any other payments deemed to be made pursuant to a Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III, Section 26(d)4.

The terms and provisions of the Plans relating to required reports, term, and approval are consistent with Rule 12b-1. The Plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not be entitled to participate in the Plans to the extent applicable federal law prohibits certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plans for administrative servicing or for agency transactions. If a bank were prohibited from providing such services, its customers who are shareholders would be permitted to remain shareholders of the Fund, and alternate means for continuing the servicing of such shareholders would be sought. In such an event, changes in the services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these changes. Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law expressed herein, and banks and financial institutions selling shares of the Fund may be required to register as dealers pursuant to state law.

Both Plans were approved in accordance with the provisions of Rule 12b-1. Both Plans are effective through March 31, 1996, and are renewable annually by a vote of the Fund's Board of Directors, including a majority vote of the directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such directors be done by the non-interested directors. The Plans and any related agreement may be terminated at any time, without any penalty, by vote of a majority of the non-interested directors on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager or by vote of a majority of the Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of such class of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested directors, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board of Directors at least quarterly on the amounts and purpose of any payment made under the Plans and any related agreements, as well as to furnish the Board of Directors with such other information as may reasonably be requested in order to enable the Board of Directors to make an informed determination of whether the Plans should be continued.

For the fiscal year ended September 30, 1995 the total amount paid pursuant to each Plan was $62,121 by the Corporate Qualified Fund, $1,136,963 by Class I Rising Dividend Fund, $1,508 by Class II Rising Dividend Fund and $61,588 by Investment Grade Fund, which amounts were all paid by Distributors in the aggregate to brokers or dealers.


GENERAL INFORMATION

PERFORMANCE

As noted in the Prospectuses, each series or class of the Trust may from time to time quote various performance figures to illustrate a series or class past performance. Each series or class may occasionally cite statistics to reflect its volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non- standardized performance quotation furnished by each series or class be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the series or class are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the series or class to compute or express performance follows.

TOTAL RETURN

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge in effect currently.

In considering the quotations of total return by a series or class, you should remember that the maximum front-end sales charge reflected in each quotation is a one time fee (charged on all direct purchases) which will have its greatest impact during the early stages of your investment in a Fund. The actual performance of an investment will be affected less by this charge the longer you retain your investment. The average annual compounded rates of return for each Fund for the indicated periods ended on September 30, 1995 was as follows:

                                     ONE-           FIVE-       FROM
FUND NAME                            YEAR           YEAR        INCEPTION
---------                            ----           ----        ---------
 Corporate Qualified Fund             3.68%       9.89%          6.14%+
Rising Dividends Fund,               14.91%      12.82%          8.49%+
 Class I
  Rising Dividends Fund,               n/a         n/a          10.70%*+
 Class II
Franklin Investment
  Grade Income Fund                   3.62%       7.34%          5.76%+
+inception date 1/14/87
*inception date 5/1/95




These figures were calculated according to the SEC formula:

                                       n
                                 P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five-, or ten-year periods (or fractional portion thereof)




As discussed in each Fund's Prospectus, each series or class may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the average annual compounded rate for the series or class, except that such quotations will be based on the actual return for a specified period rather than on the average return over one-, five- and ten-year periods, or fractional portion thereof. The total rates of return for each series or class for the indicated periods ended on September 30, 1995 was as follows:




                                                                        FROM
FUND NAME                                ONE-YEAR        FIVE-YEAR    INCEPTION
   Corporate Qualified Fund                3.68%         60.25%         68.07%+
Rising Dividends Fund Class I             14.91%         82.76%        103.40%+
  Rising Dividends Fund Class II            n/a            n/a         10.70%*
  Investment Grade Fund                    3.62%         42.52%         62.99%+
+inception date 1/14/87
*inception date 5/1/95

YIELD

Current yield reflects the income per share earned by each Fund's portfolio investments.




Current yield is determined by dividing the net investment income per share earned during a 30- day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for each Fund for the 30-day period ended on September 30, 1995 was as follows:





        FUND                                                AMOUNT

         Corporate Qualified Fund                            4.82%
        Rising Dividends Fund, Class I                       1.76%
          Rising Dividends Fund, Class II                    1.31%
          Investment Grade Fund                              4.63%

These figures were obtained using the following SEC formula:

                                               6
                         Yield = 2 [( a-b + 1 ) - 1]
                                      ----
                                       cd

where

a = dividends and interest earned during the period

b = net expenses accrued for the period

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period




The Corporate Qualified Fund may also quote an equivalent fully taxable yield which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in instruments which qualify for the 70% corporate dividends-received deduction and assumes an effective maximum federal tax rate of 10.5% on dividend income received from the Fund. This tax rate is based on the maximum corporate tax rate of 35% for 1995. Such yield is computed by dividing a current net asset value by the amount of after-tax income received at the current yield (computed as described above and assuming 100% of the yield qualifies for the corporate dividends-received deduction) divided by one minus the applicable corporate tax rate. The equivalent fully taxable yield would not be an appropriate comparison for individuals. The taxable equivalent yield, computed as noted above, for the 30-day period ended on September 30, 1995 was 6.64%.

CURRENT DISTRIBUTION RATE

Yield which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which were or will be paid to the Funds' shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share paid by a Fund during the past 12 months by a current maximum offering price. The Corporate Qualified Fund may also quote an equivalent fully taxable distribution rate which demonstrates the taxable distribution rate equivalent to the Corporate Qualified Fund's current distribution rate (calculated as indicated above). Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time.

VOLATILITY

Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

With respect to those categories of investors who are permitted to purchase Class I shares at net asset value, sales literature pertaining to such class may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.

Sales literature referring to the use of a Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.




Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.




The Funds may include in their advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisers and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in one of the Funds might satisfy your investment objective, advertisements and other materials regarding a Fund may discuss various measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:




a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue- chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

h) Financial publications: The Wall Street Journal and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long- term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue- chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.




From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived by an investment in such Fund. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication.




Advertisements or information may also compare a Fund's performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in the Funds involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the indices and averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their figures. In addition there can be no assurance that the Funds will continue this performance as compared to such other averages.

From time to time, advertisements or information for the Rising Dividends Fund may include a discussion of certain attributes of investing in a fund with its investment philosophy of investing in public companies that constantly raise their dividends and should, over time, also enjoy increases in the price of their stock.

OTHER FEATURES AND BENEFITS

Each Fund may help investors achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college cost and/or other long-term goals. The Franklin College Costs Planner may assist an investor in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads an investor through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that such goals will be met.




The Funds of the Trust are members of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the United States, and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over 130 billion in assets under management for more than
3.9 million U.S. based mutual fund shareholders and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offers to the public 114 U.S. based mutual funds. The Funds may identify themselves by their NASDAQ symbols or CUSIP numbers.




The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past seven years.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. The Trust's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of each Fund's assets for any shareholder held personally liable for obligations of that Fund or the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund or the Trust and shall satisfy any judgment thereon. All such rights are limited to the assets of the Fund of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.




The Corporate Qualified Fund changed its name from the Franklin Corporate Cash Portfolio effective May 1, 1991.

Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Resources or its subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance; (2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.




OWNERSHIP AND AUTHORITY DISPUTES

In the event of disputes involving multiple claims of ownership or authority to control a shareholder's account, a Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.




FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust dated September 30, 1995, including the auditors' report, are incorporated herein by reference.



APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.




                            Franklin Managed Trust
                              File Nos. 33-9994
                                   811-4894

                                  FORM N-1A
                                    PART C
                              Other Information

Item 24   Financial Statements and Exhibits

   (a) Financial Statements incorporated herein by referece to Registrant's Annual Report to Shareholders dated September 30,
1995 as filed with the SEC electronically on form type N-30D on November 29, 1995.

            (i)  Report of Certified Public Accountants - October 27, 1995

            (ii) Statements of Investments in Securities and Net Assets -
                  September 30, 1995.

           (iii) Statements of Assets and Liabilities - September 30, 1995.

            (iv) Statements of Operations - for the year ended September 30,
                  1995.

            (v)  Statements of Changes in Net Assets - for the years ended
                  September 30, 1995 and 1994

            (vi) Notes to Financial Statements

   (b) The following exhibits, are incorporated by reference as noted, except for 8(ii), 11(i), 10(i), 15(iv), (27)(i), 27(ii), 27(iii)
            and 27(iv) which are attached.

   (1) copies of the charter as now in effect;

       (i) Amended and Restated Agreement and Declaration of Trust dated October 30, 1986
              Filing: Post Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
              File No. 33-9994
              Filing Date:  April 24, 1995

       (ii) Certificate of Amendment of Agreement and Declaration of Trust dated June 28, 1988
              Filing: Post Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
              File No. 33-9994
              Filing Date:  April 24, 1995

        (iii) Certificate of Amendment of Agreement and Declaration of Trust dated March 13, 1995
              Filing: Post Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
              File No. 33-9994
              Filing Date:  April 24, 1995

   (2) copies of the existing By-Laws or instruments corresponding thereto;

       (i)    By-Laws
              Filing: Post Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
              File No. 33-9994
              Filing Date:  April 24, 1995

   (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

       N/A

   (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

         N/A

   (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

       (i) Management Agreement between Franklin Rising Dividends Portfolio and Franklin Advisers, Inc. dated June 28, 1988
              Filing: Post Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
              File No. 33-9994
              Filing Date:  April 24, 1995

       (ii) Management Agreement between Franklin Investment Grade Income Portfolio and Franklin Advisers, Inc. dated June 28, 1988
              Filing: Post Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
              File No. 33-9994
              Filing Date:  April 24, 1995


       (iii) Management Agreement between Franklin Corporate Cash Portfolio and Franklin Advisers, Inc. dated June 28, 1988
              Filing: Post Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
              File No. 33-9994
              Filing Date:  April 24, 1995


   (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

         (i) Form of amended and restated distribution agreement between Franklin/Templeton Distributors, Inc. and Franklin Managed Trust
               Filing: Post Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
               File No. 33-9994
               Filing Date:  April 24, 1995

       (ii) Forms of dealer agreements between Franklin/Templeton distributors, Inc. and dealers:
              Registrant: Franklin Federal Tax-Free Income Fund,
              Filing:  Post-Effective Amendment No. 17 to Registration on
              Form N-1A
              File No. 2-75925
              Filing Date:  April 20, 1995

(7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

       N/A

   (8) copies of all custodian agreements and depository contracts under
         Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

       (i) Custodian Agreement between Registrant and Bank of America NT & SA dated June 12, 1991
              Filing: Post Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
              File No. 33-9994
              Filing Date:  April 24, 1995

       (ii) Amendment to Custodian Agreement between Registrant and Bank of America NT & SA dated April 12, 1995

       (iii)  Copy of Custodian Agreements between Registrant and Citibank
              Delaware:
              1. Citicash Management ACH Customer Agreement
              2. Citibank Cash Management Services Master Agreement
              3. Short Form Bank Agreement - Deposits and Disbursements of Funds are
              Incorporated by reference to:
              Registrant: Franklin Premier Return Fund
              Filing:  Post-Effective Amendment No. 54 to Registration on
              Form N-1A
              File No. 2-12647
              Filing Date:  February 27, 1995

   (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

       N/A

  (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

        (i)    Opinion and consent of counsel dated November 21, 1995

  (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

       (i)    Consent of Independent Certified Public Accountants

  (12) all financial statements omitted from Item 23;

       N/A

  (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

         (i)  Letter of Understanding dated April 12, 1995
              Filing: Post Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
              File No. 33-9994
              Filing Date:  April 24, 1995

(14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

       (i)    Copy of model retirement plan:
              Registrant:  AGE High Income Fund, Inc.
              Filing: Post-effective Amendment No. 26 to Registration Statement on Form N-1A
              File No.  2-30203
              Filing Date:  August 1, 1989

  (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

       (i) Amended and Restated Distribution Plan between Franklin Rising Dividends Fund and Franklin Distributors, Inc. dated July 1, 1993
              Filing: Post Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
              File No. 33-9994
              Filing Date:  April 24, 1995

       (ii) Amended and Restated Distribution Plan between Franklin Investment Grade Income Fund and Franklin Distributors, Inc. dated July 1, 1993
              Filing: Post Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
              File No. 33-9994
              Filing Date:  April 24, 1995

       (iii) Amended and Restated Distribution Plan between Franklin Corporate Qualified Dividend Fund and Franklin/Templeton Distributors, Inc. dated July 1, 1993
              Filing: Post Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
              File No. 33-9994
              Filing Date:  April 24, 1995

        (iv) Class II Distribution Plan between Franklin Managed Trust Class II, and Franklin/Templeton Distributors, Inc. pursuant to Rule 12-b1 dated March 30, 1995

  (16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited).

       (i)    Schedule for computation of performance quotation
              Registrant:  Franklin Tax-Advantaged U.S. Government
              Securities Fund
              Filing: Post Effective Amendment No. 8 to Registration Statement of Registrant on Form N-1A
              File No. 33-11963
              Filing Dated: March 1, 1995

   (17) Power of Attorney

         (i)  Power of Attorney dated March 13, 1995
              Filing: Post Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
              File No. 33-9994
              Filing Date:  April 24, 1995

         (ii) Certificate of Secretary dated March 13, 1995
              Filing: Post Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
              File No. 33-9994
              Filing Date:  April 24, 1995

   (27)  Financial Data Schedule

         (i) Financial Data Schedule for Franklin Corporate Qualified Dividend Fund

         (ii) Financial Data Schedule for Franklin Rising Dividends Fund -
              Class I

         (iii)Financial Data Schedule for Franklin Rising Dividends Fund - Class II

         (iv) Financial Data Schedule For Franklin Investmetn Grade Income
              Fund

Item 25 Persons Controlled by or under Common Control with Registrant

      None



Item 26 Number of Holders of Securities

      As of September 30, 1995 the number of record holders of the only class of securities of the Registrant was as follows:

                                                    Number of Record Holders
      Title of Class                                  Class I     Class II

     Shares of Beneficial
     Interest

     Franklin Corporate Qualified Dividend Fund         62,121      N/A
     Franklin Rising Dividends Fund                     24,766      78
     Franklin Investment Grade Income Fund               1,898      N/A

Item 27 Indemnification

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. See also Section Article VI of the By-Laws of the Trust and Section 16 of the Distribution Agreement, previously filed.

Item 28 Business and Other Connections of Investment Adviser

      The officers and directors of the Registrant's investment advisor also serve as officers and/or directors for (1) the advisor's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Group of Funds. In addition, Messrs. Charles B. Johnson and Harris
J. Ashton are directors of General Host Corporation. For additional information please see Part B.

Item 29 Principal Underwriters

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of Franklin Gold Fund, Franklin Premier Return Fund, Franklin Equity Fund, AGE High Income Fund, Inc., Franklin Custodian Funds, Inc., Franklin Money Fund, Franklin Templeton Money Fund Trust, Franklin California Tax-Free Income Fund, Inc., Franklin Federal Money Fund, Franklin Tax-Exempt Money Fund, Franklin New York Tax-Free Income Fund, Inc., Franklin Federal Tax-Free Income Fund, Franklin Tax-Free Trust, Franklin California Tax-Free Trust, Franklin New York Tax-Free Trust, Franklin Investors Securities Trust, Institutional Fiduciary Trust, Franklin Value Investors Trust, Franklin Tax-Advantaged International Bond Fund, Franklin Tax-Advantaged U.S. Government Securities Fund, Franklin Tax-Advantaged High Yield Securities Fund, Franklin Municipal Securities Trust, Franklin Strategic Series, Franklin International Trust, Franklin Real Estate Securities Trust, Franklin/Templeton Global Trust, Franklin Templeton Money Fund Trust, Franklin Templeton Japan Fund, Templeton American Trust, Inc., Templeton Capital Accumulator Fund, Inc., Templeton Developing Markets Trust, Templeton Funds, Inc., Templeton Global Investment Trust, Templeton Global Opportunities Trust, Templeton Growth Fund, Inc., Templeton Income Trust, Templeton Institutional Funds, Inc., Templeton Real Estate Securities Fund, Templeton Smaller Companies Growth Fund, Inc., and Templeton Variable Products Series Fund

      b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

      c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 30 Location of Accounts and Records

      The accounts, books or other documents required to be maintained by
Section 31 (a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose principal address is 777 Mariners Island Blvd., San , CA. 94404.

Item 31 Management Services

      There are no management-related service contracts not discussed in Part A or Part B.

Item 32 Undertakings

      The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.


                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 30th day of November, 1995.

                               FRANKLIN MANAGED TRUST
                                    (Registrant)

                               By:  /s/ William J. Lippman *
                                    William J. Lippman, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Amendment has been signed below by the following persons in the capacities and on the dates indicated:

William J. Lippman*                     Principal Executive Officer and Trustee
William J. Lippman                      Dated:  November 30 1995

Martin L. Flanagan*                     Principal Financial Officer
Martin L. Flanagan                      Dated:  November 30, 1995

Diomedes Loo-Tam*                       Principal Accounting Officer
Diomedes Loo-Tam                        Dated:  November 30, 1995

Frank T. Crohn*                         Trustee
Frank T. Crohn                          Dated:  November 30, 1995

Charles Rubens, II*                     Trustee
Charles Rubens, II                      Dated:  November 30, 1995

Leonard Rubin*                          Trustee
Leonard Rubin                           Dated:  November 30, 1995




*By /s/ Larry L. Greene
   (Larry L. Greene, Attorney-in-Fact
   Pursuant to Powers of Attorney previously filed)